                                                                    Exhibit 99.1


                           OFFER TO PURCHASE FOR CASH

                 UP TO $60,000,000 10-7/8% SENIOR NOTES DUE 2007
                 UP TO E30,000,000 10-7/8% SENIOR NOTES DUE 2007
                 UP TO $240,000,000 10-7/8% SENIOR NOTES DUE 2009
                UP TO E90,000,000 10-7/8% SENIOR NOTES DUE 2009
           UP TO $220,500,000 12-1/2% SENIOR DISCOUNT NOTES DUE 2009
                 UP TO $75,600,000 11-1/4% SENIOR NOTES DUE 2009
                 UP TO E30,300,000 11-1/4% SENIOR NOTES DUE 2009
            UP TO $143,400,000 13-3/8% SENIOR DISCOUNT NOTES DUE 2009
             UP TO E57,300,000 13-3/8% SENIOR DISCOUNT NOTES DUE 2009
                UP TO $180,000,000 11-1/4% SENIOR NOTES DUE 2010
                 UP TO E60,000,000 11-1/4% SENIOR NOTES DUE 2010
                 UP TO $90,000,000 11-1/2% SENIOR NOTES DUE 2010
            UP TO $300,000,000 13-3/4% SENIOR DISCOUNT NOTES DUE 2010

                                       OF

                      UNITED PAN-EUROPE COMMUNICATIONS N.V.

                                       BY

                             LIBERTY UPC BONDS, INC.
                            A WHOLLY-OWNED SUBSIDIARY

                                       OF

                            LIBERTY MEDIA CORPORATION

      AT A PRICE DESIGNATED BY THE HOLDERS THEREOF AND WITHIN THE PURCHASE
                          PRICE RANGES SET FORTH BELOW

THE OFFER (AS DEFINED HEREIN) WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON NOVEMBER 6, 2001, UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

         Liberty UPC Bonds, Inc. ("Purchaser"), a Delaware corporation and a wholly-owned subsidiary of Liberty Media Corporation, a Delaware corporation ("Liberty"), is offering to purchase for cash, upon the terms and subject to the conditions set forth in this Offer to Purchase (the "Offer to Purchase") and in the accompanying Letter of Transmittal (the "Letter of Transmittal"), the specified principal amounts of, and at prices designated by the holders within the specified price ranges for, the following notes (the "Notes") issued by United Pan-Europe Communications N.V., a corporation organized under the laws of The Netherlands ("UPC"):

                                                        (continued on next page)

                             -----------------------
                      The Dealer Manager for the Offer is:
                              SALOMON SMITH BARNEY

October 9, 2001

(cover continued from prior page)

         - up to $60,000,000 aggregate principal amount of outstanding U.S. dollar-denominated 10-7/8% Senior Notes due 2007 (the "Dollar 2007 10-7/8% Senior Notes") at a price not less than $110 nor greater than $190 per $1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

         - up to E30,000,000 aggregate principal amount of outstanding euro-denominated 10-7/8% Senior Notes due 2007 (the "Euro 2007 10-7/8% Senior Notes," and together with the Dollar 2007 10-7/8% Senior Notes, the "2007 10-7/8% Senior Notes") at a price not less than E100 nor greater than E170 per E1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

         - up to $240,000,000 aggregate principal amount of outstanding U.S. dollar-denominated 10-7/8% Senior Notes due 2009 (the "Dollar 2009 10-7/8% Senior Notes") at a price not less than $110 nor greater than $190 per $1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

         - up to E90,000,000 aggregate principal amount of outstanding euro-denominated 10-7/8% Senior Notes due 2009 (the "Euro 2009 10-7/8% Senior Notes," and together with the Dollar 2009 10-7/8% Senior Notes, the "2009 10-7/8% Senior Notes") at a price not less than E100 nor greater than E170 per E1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

         - up to $220,500,000 aggregate principal amount at maturity of outstanding 12-1/2% Senior Discount Notes due 2009 (the "12-1/2% Senior Discount Notes") at a price not less than $60 nor greater than $140 per $1,000 principal amount at maturity;

         - up to $75,600,000 aggregate principal amount of outstanding U.S. dollar-denominated 11-1/4% Senior Notes due 2009 (the "Dollar 2009 11-1/4% Senior Notes") at a price not less than $110 nor greater than $190 per $1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

         - up to E30,300,000 aggregate principal amount of outstanding euro-denominated 11-1/4% Senior Notes due 2009 (the "Euro 2009 11-1/4% Senior Notes," and together with the Dollar 2009 11-1/4% Senior Notes, the "2009 11-1/4% Senior Notes") at a price not less than E100 nor greater than E170 per E1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

         - up to $143,400,000 aggregate principal amount at maturity of outstanding U.S. dollar-denominated 13-3/8% Senior Discount Notes due 2009 (the "Dollar 13-3/8% Senior Discount Notes") at a price not less than $60 nor greater than $140 per $1,000 principal amount at maturity;

         - up to E57,300,000 aggregate principal amount at maturity of outstanding euro-denominated 13-3/8% Senior Discount Notes due 2009 (the "Euro 13-3/8% Senior Discount Notes," and together with the Dollar 13-3/8% Senior Discount Notes, the "13-3/8% Senior Discount Notes") at a price not less than E60 nor greater than E130 per E1,000 principal amount at maturity;

         - up to $180,000,000 aggregate principal amount of outstanding U.S. dollar-denominated 11-1/4% Senior Notes due 2010 (the "Dollar 2010 11-1/4% Senior Notes") at a price not less than $110 nor greater than $190 per $1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

         - up to E60,000,000 aggregate principal amount of outstanding euro-denominated 11-1/4% Senior Notes due 2010 (the "Euro 2010 11-1/4% Senior Notes," and together with the Dollar 2010 11-1/4% Senior Notes, the "2010 11-1/4% Senior Notes") at a price not less than E100 nor greater than E170 per E1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

         - up to $90,000,000 aggregate principal amount of outstanding 11-1/2% Senior Notes due 2010 (the "11-1/2% Senior Notes") at a price not less than $110 nor greater than $190 per $1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase; and

         - up to $300,000,000 aggregate principal amount at maturity of outstanding 13-3/4% Senior Discount Notes due 2010 (the "13-3/4% Senior Discount Notes") at a price not less than $60 nor greater than $140 per $1,000 principal amount at maturity.

                                                        (continued on next page)

(cover continued from prior page)

         The 12-1/2% Senior Discount Notes, 13-3/8% Senior Discount Notes and 13-3/4% Senior Discount Notes are referred to herein collectively as the "Discount Notes." The Euro 2007 10-7/8% Senior Notes, Euro 2009 10-7/8% Senior Notes, Euro 2009 11-1/4% Senior Notes, Euro 13-3/8% Senior Discount Notes and Euro 2010 11-1/4% Senior Notes are referred to herein collectively as the "Euro Notes." The 2007 10-7/8% Senior Notes, 2009 10-7/8% Senior Notes, 2009 11-1/4%
Senior Notes, 2010 11-1/4% Senior Notes and the 11-1/2% Senior Notes are referred to herein as the "Current Pay Notes." The lowest price in each of the price ranges listed above for a series of Notes is referred to as the "Minimum Offer Price" for that series. The aggregate principal amount (or principal amount at maturity, as applicable) listed above for a series of Notes is referred to as the "Offer Amount" for that series.

         Under the "Modified Dutch Auction" procedure, with respect to each series of Notes, Purchaser will accept Notes validly tendered (and not withdrawn) in the order of the lowest to the highest tender prices specified or deemed to have been specified by tendering holders within the applicable price range for a series of Notes, and will select the single lowest price so specified (with respect to such series, the "Purchase Price") that will enable Purchaser to purchase the Offer Amount for that series. Purchaser will pay the same Purchase Price for all Notes of a given series validly tendered at or below the Purchase Price for that series (and not withdrawn), upon the terms and subject to the conditions of the Offer, including the proration terms for the Offer.

         In the event that the amount of any series of Notes validly tendered (and not withdrawn) on or prior to the Expiration Date at or below the Purchase Price exceeds the Offer Amount for that series then, subject to the terms and conditions of the Offer, Purchaser will accept for payment such Notes of that series as follows. First, Purchaser will accept for payment all such Notes of that series validly tendered (and not withdrawn) at prices below the Purchase Price. Next, Purchaser will accept for payment such Notes of that series that are validly tendered (and not withdrawn) at the Purchase Price on a pro rata basis from among such tendered Notes of that series. In all cases, Purchaser will make appropriate adjustments to avoid purchases of Notes in a principal amount (or principal amount at maturity, as applicable) other than an integral multiple of $1,000 (or E1,000 in the case of the Euro Notes).

         The funds required for Purchaser to consummate the Offer will be contributed to Purchaser by Liberty from its available cash.

         PURCHASER'S OBLIGATION TO ACCEPT FOR PAYMENT, AND TO PAY FOR, NOTES VALIDLY TENDERED PURSUANT TO THE OFFER IS CONDITIONED UPON (i) THE RECEIPT BY THE DEPOSITARY OF THE VALID AND UNWITHDRAWN TENDER OF NOTES REPRESENTING AT LEAST 30% OF THE SUM OF (x) THE AGGREGATE PRINCIPAL AMOUNT OF ALL OUTSTANDING CURRENT PAY NOTES PLUS (y) THE AGGREGATE ACCRETED VALUE OF ALL OUTSTANDING DISCOUNT NOTES (THE "MINIMUM TENDER CONDITION") AND (ii) THE SATISFACTION OR WAIVER OF THE OTHER CONDITIONS SET FORTH IN ITEM 9 OF THIS OFFER TO PURCHASE, "CONDITIONS TO THE OFFER."

         THIS OFFER TO PURCHASE AND THE ACCOMPANYING LETTER OF TRANSMITTAL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER.

                                    IMPORTANT

         Any holder desiring to tender Notes should either (a) in the case of a holder who holds Notes through DTC, tender through DTC's ATOP, as described below, or (b) in the case of a holder who holds Euro Notes, comply with the procedures established by Euroclear or Clearstream, as applicable, for the Offer. See Item 6, "Procedures for Tendering Notes."

         A beneficial owner of the Notes that are held of record by a broker, dealer, commercial bank, trust company or other nominee must instruct such broker, dealer, commercial bank, trust company or other nominee to tender the Notes on the beneficial owner's behalf. See Item 6, "Procedures for Tendering Notes."

         The Depository Trust Company ("DTC") has authorized DTC participants that hold Notes on behalf of beneficial owners of Notes through DTC to tender their Notes as if they were holders. To effect such a tender, DTC participants should transmit their acceptance to DTC through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible, and follow the procedure for book-entry transfer set forth in Item 6, "Procedures for Tendering Notes."

         Tendering holders will not be obligated to pay brokerage fees or commissions or the fees and expenses of the Dealer Manager, the Information Agent or the Depositary. See Item 11, "The Dealer Manager, Depositary and the Information Agent."

         THIS OFFER TO PURCHASE DOES NOT CONSTITUTE AN OFFER TO PURCHASE IN ANY JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER UNDER APPLICABLE SECURITIES OR BLUE SKY LAWS. THE DELIVERY OF THIS OFFER TO PURCHASE SHALL NOT UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN OR IN ANY ATTACHMENTS HERETO OR IN THE AFFAIRS OF LIBERTY, PURCHASER OR ANY OTHER SUBSIDIARIES OF LIBERTY SINCE THE DATE HEREOF.

         THIS OFFER TO PURCHASE AND THE LETTER OF TRANSMITTAL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER.

         THIS OFFER TO PURCHASE HAS NOT BEEN FILED WITH OR REVIEWED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY, NOR HAS ANY SUCH COMMISSION OR AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFER TO PURCHASE. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL AND MAY BE A CRIMINAL OFFENSE.

         QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THIS OFFER TO PURCHASE AND THE LETTER OF TRANSMITTAL OR ANY DOCUMENT INCORPORATED HEREIN BY REFERENCE MAY BE DIRECTED TO SALOMON SMITH BARNEY WHO IS ACTING AS DEALER MANAGER IN CONNECTION WITH THE OFFER (THE "DEALER MANAGER"), OR TO MELLON INVESTOR SERVICES LLC, WHO IS ACTING AS INFORMATION AGENT IN CONNECTION WITH THE OFFER (THE "INFORMATION AGENT"), EACH AT ITS ADDRESS AND TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THIS OFFER TO PURCHASE. REQUESTS FOR ADDITIONAL COPIES OF THIS OFFER TO PURCHASE AND THE LETTER OF TRANSMITTAL MAY ALSO BE DIRECTED TO BROKERS, DEALERS, COMMERCIAL BANKS OR TRUST COMPANIES.

                                 UNITED KINGDOM

         This Offer to Purchase may be issued or passed on in the United Kingdom only to a person who is of the kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or is a person to whom this Offer to Purchase may otherwise lawfully be issued or passed on.

         The Dealer Manager has represented and agreed that (i) it has not offered or sold and prior to the date six months after the date of the Offer will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 of the United Kingdom, (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of the United Kingdom with respect to anything done by it in relation to the Offer in, from or otherwise involving the United

Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the Offer to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or is a person to whom the document may otherwise lawfully be issued or passed on.

                              AVAILABLE INFORMATION

         UPC files reports, proxy statements and other information with the United States Securities and Exchange Commission (the "Commission"). Purchaser is a wholly-owned subsidiary of Liberty. Liberty is subject to the periodic reporting requirements of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Commission.

         Reports, proxy statements and other information filed by UPC or Liberty can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the Commission at 1-800-SEC-0330 for further information. Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at "http://www.sec.gov."

         Neither Purchaser, the Information Agent, nor the Dealer Manager assumes any responsibility for the accuracy or completeness of the information contained in any report, proxy statement or other information filed with the Commission by UPC or for any failure by UPC to disclose events or information which may have occurred or may affect the significance or accuracy of any such information since the date of the filing of such information with the Commission.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed by Liberty with the Commission are incorporated herein by reference and shall be deemed to be a part hereof:

         - Annual Report of Liberty on Form 10-K, as amended, for the fiscal year ended December 31, 2000;

         - Quarterly Reports of Liberty on Form 10-Q, as amended, for the quarterly periods ended March 31, 2001 and June 30, 2001; and

         -        Current Report of Liberty on Form 8-K filed on August 14,
                  2001.

         All documents and reports filed by Liberty with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the earlier of the Expiration Date of the Offer and the termination of the Offer shall be deemed to be incorporated herein by reference and shall be deemed to be a part hereof from the date of the filing of such documents and reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein, or contained in this Offer to Purchase, shall be deemed to be modified or superseded for purposes of this Offer to Purchase to the extent that a statement contained herein or in any subsequently filed document or report that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified shall not be deemed to constitute a part of this Offer to Purchase, except as so modified or superseded.

         You can obtain any document incorporated herein by reference by contacting the Commission or Liberty at 12300 Liberty Boulevard, Englewood, Colorado 80112, telephone (720) 875-5400; Attention: Investor Relations. Liberty will provide the documents incorporated by reference, without charge, upon written or oral request. If exhibits to the documents incorporated by reference are not themselves specifically incorporated by reference in this Offer to Purchase, then those exhibits will not be provided.

                           FORWARD-LOOKING STATEMENTS

         Certain statements made or incorporated by reference in this Offer to Purchase are forward-looking statements. These forward-looking statements are based upon Purchaser's current expectations and projections about future events. When used in this Offer to Purchase, the words "believe," "anticipate," "intend," "estimate," "expect" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to risks, uncertainties and assumptions about Purchaser, Liberty, UPC and their respective subsidiaries and business affiliates, including, among other things, the following:

         -        general economic and business conditions and industry trends;

         - the continued strength of the industries in which they are involved;

         -        uncertainties inherent in proposed business strategies;

         - future financial performance, including availability, terms and deployment of capital;

         -        availability of qualified personnel;

         - changes in, or any failure or inability to comply with, government regulations and adverse outcomes from regulatory proceedings;

         - changes in the nature of key strategic relationships with partners and business affiliates;

         -        rapid technological changes;

         - inability to obtain regulatory or other necessary approvals of any strategic transactions; and

         - social, political and economic situations in countries where they do business.

         Holders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Offer to Purchase. In light of these risks, uncertainties and other assumptions, the forward-looking events discussed or incorporated by reference in this Offer to Purchase might not occur.

                                TABLE OF CONTENTS

                                                                                     PAGE
                                                                                     ----
SUMMARY ..........................................................................     1
THE OFFER ........................................................................     6
       1.     Terms of the Offer .................................................     6
       2.     Purpose of the Offer; Relationship Between Liberty and UPC .........     8
       3.     Certain Information About UPC, Purchaser and Liberty ...............     9
       4.     Certain Significant Considerations .................................    10
       5.     Acceptance of Notes for Payment; Accrual of Interest ...............    10
       6.     Procedures for Tendering Notes .....................................    11
       7.     Withdrawal of Tenders ..............................................    14
       8.     Source and Amount of Funds .........................................    14
       9.     Conditions to the Offer ............................................    15
      10.     Certain U.S. Federal Income Tax Considerations .....................    18
      11.     The Dealer Manager, Depositary and Information Agent ...............    19
      12.     Solicitation .......................................................    19
      13.     Fees and Expenses ..................................................    19
      14.     Miscellaneous ......................................................    20

                                     SUMMARY

         The following summary is qualified in its entirety by the more detailed information appearing elsewhere or incorporated by reference in this Offer to Purchase and the Letter of Transmittal. Capitalized terms not defined in this summary have the meanings assigned to them elsewhere in this Offer to Purchase.

THE OFFER:                          Purchaser is offering to purchase for cash,
                                    at prices within the purchase price ranges
                                    described under "Purchase Price Ranges"
                                    below, the following Notes issued by UPC:

                                    -        up to $60,000,000 aggregate
                                             principal amount of outstanding
                                             Dollar 2007 10-7/8% Senior Notes;

                                    -        up to E30,000,000 aggregate
                                             principal amount of outstanding
                                             Euro 2007 10-7/8% Senior Notes;

                                    -        up to $240,000,000 aggregate
                                             principal amount of outstanding
                                             Dollar 2009 10-7/8% Senior Notes;

                                    -        up to E90,000,000 aggregate
                                             principal amount of outstanding
                                             Euro 2009 10-7/8% Senior Notes;

                                    -        up to $220,500,000 aggregate
                                             principal amount at maturity of
                                             outstanding 12-1/2% Senior Discount
                                             Notes;

                                    -        up to $75,600,000 aggregate
                                             principal amount of outstanding
                                             Dollar 2009 11-1/4% Senior Notes;

                                    -        up to E30,300,000 aggregate
                                             principal amount of outstanding
                                             Euro 2009 11-1/4% Senior Notes;

                                    -        up to $143,400,000 aggregate
                                             principal amount at maturity of
                                             outstanding Dollar 13-3/8% Senior
                                             Discount Notes;

                                    -        up to E57,300,000 aggregate
                                             principal amount at maturity of
                                             outstanding Euro 13-3/8% Senior
                                             Discount Notes;

                                    -        up to $180,000,000 aggregate
                                             principal amount of outstanding
                                             Dollar 2010 11-1/4% Senior Notes;

                                    -        up to E60,000,000 aggregate
                                             principal amount of outstanding
                                             Euro 2010 11-1/4% Senior Notes;

                                    -        up to $90,000,000 aggregate
                                             principal amount of outstanding
                                             11-1/2% Senior Notes due 2010;

                                    -        up to $300,000,000 aggregate
                                             principal amount at maturity of
                                             outstanding 13-3/4% Senior Discount
                                             Notes.

                                    The aggregate principal amount (or principal amount at maturity, as applicable) listed above for each series of Notes is referred to as the "Offer Amount" for that series.
                                    With respect to each series of Notes, the Offer Amount represents 30% of the outstanding principal amount (or principal amount at maturity, as applicable) of the Notes of such series.

                                    The CUSIP and other clearing reference
                                    number(s) for each series of Notes are
                                    listed on Annex I to this Offer to Purchase.

PURCHASE PRICE RANGES:              Purchaser is offering to purchase Notes for
                                    cash within the following purchase price
                                    ranges:

                                    SERIES OF NOTES                                     PURCHASE PRICE RANGE
                                    ---------------                                     --------------------
                                    -       Dollar 2007 10-7/8% Senior                  Not less than $110 nor greater than
                                            Notes:                                      $190 per $1,000 principal amount, plus
                                                                                        accrued and unpaid interest thereon to,
                                                                                        but not including, the date of purchase;

                                    -       Euro 2007 10-7/8% Senior Notes:             Not less than E100 nor greater than
                                                                                        E170 per E1,000 principal amount, plus
                                                                                        accrued and unpaid interest thereon to,
                                                                                        but not including, the date of purchase;

                                    -       Dollar 2009 10-7/8% Senior                  Not less than $110 nor greater than
                                            Notes:                                      $190 per $1,000 principal amount, plus
                                                                                        accrued and unpaid interest thereon to,
                                                                                        but not including, the date of purchase;

                                    -       Euro 2009 10-7/8% Senior Notes:             Not less than E100 nor greater than
                                                                                        E170 per E1,000 principal amount, plus
                                                                                        accrued and unpaid interest thereon to,
                                                                                        but not including, the date of purchase;

                                    -       12-1/2% Senior Discount Notes:              Not less than $60 nor greater than $140
                                                                                        per $1,000 principal amount at maturity;

                                    -       Dollar 2009 11-1/4% Senior                  Not less than $110 nor greater than
                                            Notes:                                      $190 per $1,000 principal amount, plus
                                                                                        accrued and unpaid interest thereon to,
                                                                                        but not including, the date of purchase;

                                    -       Euro 2009 11-1/4% Senior Notes:             Not less than E100 nor greater than
                                                                                        E170 per E1,000 principal amount, plus
                                                                                        accrued and unpaid interest thereon to,
                                                                                        but not including, the date of purchase;

                                    -       Dollar 13-3/8% Senior Discount              Not less than $60 nor greater than $140
                                            Notes:                                      per $1,000 principal amount at maturity;

                                    -       Euro 13-3/8% Senior Discount                Not less than E60 nor greater than E130
                                            Notes:                                      per E1,000 principal amount at maturity;

                                    -       Dollar 2010 11-1/4% Senior                  Not less than $110 nor greater than
                                            Notes:                                      $190 per $1,000 principal amount, plus
                                                                                        accrued and unpaid interest thereon to,
                                                                                        but not including, the date of purchase;

                                    -       Euro 2010 11-1/4% Senior Notes:             Not less than E100 nor greater than
                                                                                        E170 per E1,000 principal amount, plus
                                                                                        accrued and unpaid interest thereon to,
                                                                                        but not including, the date of purchase;

                                    -       11-1/2% Senior Notes:                      Not less than $110 nor greater than
                                                                                       $190 per $1,000 principal amount, plus
                                                                                       accrued and unpaid interest thereon to,
                                                                                       but not including, the date of purchase;
                                                                                       and

                                    -       13-3/4% Senior Discount Notes:             Not less than $60 nor greater than $140
                                                                                       per $1,000 principal amount at maturity.

                                            The lowest price in each of the price ranges
                                            listed above for a series of Notes is
                                            referred to as the "Minimum Offer Price" for
                                            that series.

MODIFIED DUTCH AUCTION PROCEDURE:           Under the "Modified Dutch Auction"
                                            procedure, with respect to each series of
                                            Notes, Purchaser will accept Notes validly
                                            tendered (and not withdrawn) in the order of
                                            the lowest to the highest tender prices
                                            specified by tendering holders within the
                                            applicable price range for a series of
                                            Notes, and will select the single lowest
                                            price so specified (with respect to such
                                            series, the "Purchase Price") that will
                                            enable Purchaser to purchase the Offer
                                            Amount for that series. Purchaser will pay
                                            the same Purchase Price for all Notes of a
                                            given series validly tendered (and not
                                            withdrawn) at or below the Purchase Price
                                            for that series, upon the terms and subject
                                            to the conditions of the Offer, including
                                            the proration terms for the Offer.

PRORATION:                                  In the event that the amount of any series
                                            of Notes validly tendered (and not
                                            withdrawn) on or prior to the Expiration
                                            Date at or below the Purchase Price exceeds
                                            the Offer Amount for that series then,
                                            subject to the terms and conditions of the
                                            Offer, Purchaser will accept for payment
                                            such Notes of that series as follows. First,
                                            Purchaser will accept for payment all such
                                            Notes of that series validly tendered (and
                                            not withdrawn) at prices below the Purchase
                                            Price. Next, Purchaser will accept for
                                            payment such Notes of that series that are
                                            validly tendered (and not withdrawn) at the
                                            Purchase Price on a pro rata basis from
                                            among such tendered Notes of that series. In
                                            all cases, Purchaser will make appropriate
                                            adjustments to avoid purchases of Notes in a
                                            principal amount (or principal amount at
                                            maturity, as applicable) other than an
                                            integral multiple of $1,000 (or E1,000 in
                                            the case of the Euro Notes).

EXPIRATION DATE:                            11:59 p.m., New York City time, on November
                                            6, 2001, unless extended.

                                            Payment will be made promptly following the
PAYMENT DATE:                               Expiration Date.

SOURCE OF FUNDS:                            The funds required for Purchaser to
                                            consummate the Offer will be contributed to
                                            Purchaser by Liberty from its available
                                            cash.

CONDITIONS TO THE OFFER:                    Purchaser's obligation to accept for
                                            payment, and to pay for, Notes validly
                                            tendered pursuant to the Offer is
                                            conditioned upon (i) satisfaction of the
                                            Minimum Tender Condition (the receipt by the
                                            Depositary of the valid and unwithdrawn
                                            tender of Notes representing at least 30% of
                                            the sum of (x) the aggregate principal
                                            amount of all outstanding Current Pay Notes
                                            plus (y) the aggregate accreted value of all
                                            outstanding Discount Notes) and (ii) the
                                            satisfaction or waiver of the other
                                            conditions set forth in Item 9, "Conditions
                                            to the Offer."



PROCEDURES FOR SPECIFYING           In accordance with the instructions in the
PURCHASE PRICE:                     enclosed Letter of Transmittal, holders
                                    desiring to tender their Notes in the Offer must properly indicate (i) the series of Notes being tendered therewith and (ii) either (a) in the section therein captioned
                                    "Price at Which Notes are Being Tendered," the price (in multiples of $5 per $1,000 principal amount or principal amount at maturity, as applicable (or E5 per E1,000 principal amount in the case of the Euro
                                    Notes)) at which such Notes are being
                                    tendered, within the range specified above for such series of Notes, or (b) not specify a price, in which case the holder will be deemed to have specified the Minimum Offer
                                    Price in respect of such series of Notes being tendered.

PROCEDURES FOR TENDERING NOTES:     Beneficial owners of Notes that are
                                    registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender their Notes.

                                    Any holder desiring to tender Notes pursuant to the Offer should either (a) in the case of a holder who holds Notes through DTC, tender through DTC's ATOP, as described below, or (b) comply with the procedures established by Euroclear or Clearstream, as applicable, for the Offer.

                                    Holders of Notes who are tendering by
                                    book-entry transfer to the Depositary's
                                    account at DTC must execute the tender
                                    through ATOP, for which the transaction will be eligible. DTC participants that are accepting the Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an agent's message to the Depositary for its acceptance.

WITHDRAWAL OF TENDERS OF            Tenders of Notes may be withdrawn at any
NOTES:                              time prior to the Expiration Date. No
                                    consideration shall be payable in respect of Notes so withdrawn.

UNTENDERED NOTES:                   As a result of the consummation of the
                                    Offer, the aggregate principal amount (or principal amount at maturity, as applicable) of the Notes that is held by the public may be noticeably reduced. This may adversely affect the liquidity of and, consequently, the market price for the outstanding Notes.
                                    The terms and conditions governing the
                                    Notes, including the covenants and other protective provisions contained in the respective indentures governing the Notes, will remain unchanged. No amendments to these indentures are being sought.

ACCEPTANCE OF TENDERED NOTES AND    Upon the terms of the Offer (including the
PAYMENT:                            proration terms thereof) and upon
                                    satisfaction or waiver of the conditions to the Offer, Purchaser will accept for payment
                                    Notes validly tendered (and not withdrawn) pursuant to the Offer at or below the Purchase Price on or prior to the Expiration
                                    Date. Only holders who validly tender Notes pursuant to the Offer at or below the Purchase Price on or prior to the Expiration
                                    Date (and do not withdraw such tender) will receive the Purchase Price. Payment of the Purchase Price will be made by deposit of such amounts, as applicable, with the Depositary who will act as agent for the tendering holders for the purpose of receiving payments from Purchaser and transmitting such payments to the tendering holders.

CERTAIN U.S. FEDERAL INCOME         The receipt of cash for Notes pursuant to an
TAX CONSIDERATIONS:                 Offer will be a fully taxable transaction
                                    for U.S. federal income tax purposes.

DEALER MANAGER:                     Salomon Smith Barney is serving as Dealer
                                    Manager in connection with the Offer. Its address and telephone number are set forth on the back cover of this Offer to Purchase.

DEPOSITARY:                         Mellon Investor Services LLC is serving as
                                    Depositary in connection with the Offer. Its
                                    addresses and telephone numbers are set
                                    forth on the back cover of this Offer to
                                    Purchase.

INFORMATION AGENT:                  Mellon Investor Services LLC is serving as
                                    Information Agent in connection with the
                                    Offer. Its address and telephone numbers are
                                    set forth on the back cover of this Offer to
                                    Purchase.

                                    THE OFFER

1. TERMS OF THE OFFER

         OFFER AND PURCHASE PRICE; MODIFIED DUTCH AUCTION PROCEDURE. Upon the terms and subject to the conditions of the Offer (including, if the Offer is amended or extended, the terms and conditions of any amendment or extension), Purchaser is offering to purchase for cash, at prices designated by the holders and within the purchase price ranges set forth below, the following Notes issued by UPC:

         - up to $60,000,000 aggregate principal amount of outstanding Dollar 2007 10-7/8% Senior Notes at a price not less than $110 nor greater than $190 per $1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

         - up to E30,000,000 aggregate principal amount of outstanding Euro 2007 10-7/8% Senior Notes at a price not less than E100 nor greater than E170 per E1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

         - up to $240,000,000 aggregate principal amount of outstanding Dollar 2009 10-7/8% Senior Notes at a price not less than $110 nor greater than $190 per $1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

         - up to E90,000,000 aggregate principal amount of outstanding Euro 2009 10-7/8% Senior Notes at a price not less than E100 nor greater than E170 per E1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

         - up to $220,500,000 aggregate principal amount at maturity of outstanding 12-1/2% Senior Discount Notes at a price not less than $60 nor greater than $140 per $1,000 principal amount at maturity;

         - up to $75,600,000 aggregate principal amount of outstanding Dollar 2009 11-1/4% Senior Notes at a price not less than $110 nor greater than $190 per $1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

         - up to E30,300,000 aggregate principal amount of outstanding Euro 2009 11-1/4% Senior Notes at a price not less than E100 nor greater than E170 per E1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

         - up to $143,400,000 aggregate principal amount at maturity of outstanding Dollar 13-3/8% Senior Discount Notes at a price not less than $60 nor greater than $140 per $1,000 principal amount at maturity;

         - up to E57,300,000 aggregate principal amount at maturity of outstanding Euro 13-3/8% Senior Discount Notes at a price not less than E60 nor greater than E130 per E1,000 principal amount at maturity;

         - up to $180,000,000 aggregate principal amount of outstanding Dollar 2010 11-1/4% Senior Notes at a price not less than $110 nor greater than $190 per $1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

         - up to E60,000,000 aggregate principal amount of outstanding Euro 2010 11-1/4% Senior Notes at a price not less than E100 nor greater than E170 per E1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

         - up to $90,000,000 aggregate principal amount of outstanding 11-1/2% Senior Notes at a price not less than $110 nor greater than $190 per $1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase; and

         - up to $300,000,000 aggregate principal amount at maturity of outstanding 13-3/4% Senior Discount Notes at a price not less than $60 nor greater than $140 per $1,000 principal amount at maturity.

         The CUSIP and other clearing reference number(s) for each series of Notes are listed on Annex I to this Offer to Purchase.

         Under the "Modified Dutch Auction" procedure, with respect to each series of Notes, Purchaser will accept Notes validly tendered (and not withdrawn) in the order of the lowest to the highest tender prices specified or deemed to have been specified by tendering holders within the applicable price range for each series of Notes pursuant to the Offer, and will select the Purchase Price, which is the single lowest price so specified that will enable Purchaser to purchase the Offer Amount for that series. Purchaser will pay the same Purchase Price for all Notes of a given series validly tendered at or below the Purchase Price for that series (and not withdrawn), upon the terms and subject to the conditions of the Offer, including the proration terms for the Offer.

         In the Offer, the Offer Amount for each series of Notes is 30% of the aggregate outstanding principal amount (or principal amount at maturity, as applicable) of such series of Notes. The following table sets forth the aggregate outstanding principal amounts (or principal amounts at maturity, as applicable) of each series of Notes as of the date hereof:

                                                              OUTSTANDING
         SERIES OF NOTES                                    PRINCIPAL AMOUNT
         ---------------                                    ----------------
                                                             (in millions)
         Dollar 2007 10-7/8% Senior Notes ...............        $200.0
         Euro 2007 10-7/8% Senior Notes .................        E100.0
         Dollar 2009 10-7/8% Senior Notes ...............        $800.0
         Euro 2009 10-7/8% Senior Notes .................        E300.0
         12-1/2% Senior Discount Notes ..................        $735.0
         Dollar 2009 11-1/4% Senior Notes ...............        $252.0
         Euro 2009 11-1/4% Senior Notes .................        E101.0
         Dollar 13-3/8% Senior Discount Notes ...........        $478.0
         Euro 13-3/8% Senior Discount Notes .............        E191.0
         Dollar 2010 11-1/4% Senior Notes ...............        $600.0
         Euro 2010 11-1/4% Senior Notes .................        E200.0
         11-1/2% Senior Notes ...........................        $300.0
         13-3/4% Senior Discount Notes ..................      $1,000.0

         PRORATION. In the event that the amount of any series of Notes validly tendered (and not withdrawn) on or prior to the Expiration Date at or below the Purchase Price exceeds the Offer Amount for that series then, subject to the terms and conditions of the Offer, Purchaser will accept for payment such Notes of that series as follows. First, Purchaser will accept for payment all such Notes of that series validly tendered (and not withdrawn) at prices below the Purchase Price. Next, Purchaser will accept for payment such Notes of that series that are validly tendered (and not withdrawn) at the Purchase Price on a pro rata basis from among such tendered Notes of that series. In all cases, Purchaser will make appropriate adjustments to avoid purchases of Notes in a principal amount (or principal amount at maturity, as applicable) other than an integral multiple of $1,000 (or E1,000 in the case of the Euro Notes).

         Any principal amount of Notes tendered but not purchased pursuant to the Offer, including Notes tendered pursuant to the Offer at prices greater than the Purchase Price and Notes not purchased because of proration, will be returned to the tendering holders at Purchaser's expense as promptly as practicable following the earlier of the Expiration Date or the date on which the Offer is terminated.

         In the event that proration of tendered Notes is required, Purchaser will determine the final proration factor as soon as practicable after the Expiration Date. Although Purchaser does not expect to be able to announce the final results of such proration until approximately three business days after the Expiration Date, it will announce preliminary results of proration by press release as soon as practicable after the Expiration Date. Holders may obtain such preliminary information from Purchaser and may be able to obtain such information from the Dealer Manager. Rule 14e-1(c) under the Exchange Act requires that Purchaser pay the consideration offered or return the Notes deposited pursuant to the Offer promptly after the termination or withdrawal of the Offer.

         CONDITIONS. Purchaser's obligation to accept for payment, and to pay for, Notes validly tendered pursuant to the Offer is conditioned upon (i) satisfaction of the Minimum Tender Condition (the receipt by the Depositary of the valid and unwithdrawn tender of Notes representing at least 30% of the sum of (x) the aggregate principal amount of all outstanding Current Pay Notes plus
(y) the aggregate accreted value of all outstanding Discount Notes) and (ii) the satisfaction or waiver of the other conditions set forth in Item 9, "Conditions to the Offer." If by the Expiration Date any or all of such conditions have not been satisfied. Purchaser reserves the right (but will not be obligated) to (i) extend or otherwise amend the Offer in any respect by giving oral or written notice of such amendment to the Depositary and making public disclosure of such extension or amendment to the extent required by law or (ii) waive any or all of the conditions and, subject to compliance with applicable rules and regulations of the Commission, purchase Notes validly tendered pursuant to the Offer.

         For the purposes of calculating the aggregate principal amount outstanding of each series of Discount Notes pursuant to the Offer, such principal amount will be based on the accreted value of the applicable Discount Note as of the Expiration Date. With respect to the Euro Notes, euro amounts will be converted into U.S. dollars based on the noon buying rate in New York City on the Expiration Date as announced by the Federal Reserve Bank of New York.

         EXPIRATION OF THE OFFER. The Offer will expire at 11:59 p.m., New York City time, on November 6, 2001, unless extended by Purchaser.

         WAIVER; EXTENSION; AMENDMENT; TERMINATION. Subject to applicable securities laws and the terms and conditions set forth in this Offer to Purchase, Purchaser expressly reserves the right (but will not be obligated), at any time or from time to time, on or prior to the Expiration Date, regardless of whether any of the events set forth in Item 9, "Conditions to the Offer" shall have occurred or shall have been determined by Purchaser to have occurred, to
(i) waive any and all conditions to the Offer; (ii) extend or terminate the Offer; or (iii) otherwise amend the Offer in any respect. The rights reserved by Purchaser in this paragraph are in addition to Purchaser's rights to terminate the Offer described under Item 9, "Conditions to the Offer."

         There can be no assurance that Purchaser will exercise its right to terminate or amend the Offer. Irrespective of any amendment to the Offer, all Notes previously tendered pursuant to the Offer and not accepted for purchase or withdrawn will remain subject to the Offer and may be accepted thereafter for payment by Purchaser.

         If Purchaser makes a material change in the terms of the Offer or the information concerning the Offer or waives a material condition of the Offer, Purchaser will disseminate additional materials relating to the Offer and extend the Offer to the extent required by law. In addition, Purchaser may, if it deems appropriate, extend the Offer for any other reason. In addition, if the consideration to be paid in the Offer is increased or decreased or the principal amount (or principal amount at maturity, as applicable) of Notes subject to the Offer is increased or decreased, the Offer will remain open at least 10 business days from the date Purchaser first gives notice of such increase or decrease to holders of Notes subject to the Offer, by press release or otherwise.

         If for any reason the acceptance for payment of, or (whether before or after any Notes have been accepted for payment pursuant to the Offer), the payment for, Notes subject to the Offer is delayed or if Purchaser is unable to accept for payment or pay for Notes pursuant to the Offer, then, without prejudice to Purchaser's rights under the Offer, tendered Notes may be retained by the Depositary on behalf of Purchaser and may not be withdrawn (subject to Rule 14e-1(c) under the Exchange Act, which requires that an offeror pay the consideration offered or return the securities deposited by or on behalf of the investor promptly after the termination or withdrawal of a tender offer).

         Any extension, amendment or termination of the Offer by Purchaser will be followed as promptly as practicable by announcement thereof. Without limiting the manner in which Purchaser may choose to make such announcement, Purchaser will not, unless otherwise required by law, have any obligation to advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as Purchaser deems appropriate.

2. PURPOSE OF THE OFFER; RELATIONSHIP BETWEEN LIBERTY AND UPC

         Liberty, the parent of Purchaser, has entered into a letter agreement with UnitedGlobalCom, Inc. ("United") which contemplates an investment by Liberty in a company ("New United") to be formed for the purpose of acquiring by merger substantially all of the equity of United (the "UGC Transaction"). The letter agreement provides for Liberty to invest approximately $1.4 billion, in the form of a E1 billion loan previously extended to a subsidiary of UPC (the "UPC Subsidiary Loan") and cash, and contribute its current equity stake in United and certain of Liberty's Latin American assets to New United. If the UGC Transaction is consummated, Liberty will have greater economic and voting interests in New

United than its current 11% economic interest and 37% voting interest in United. UPC is a majority-owned subsidiary of United, and Liberty also has a minority equity stake in UPC through its ownership of convertible non-voting preference shares and warrants of UPC. The UPC Subsidiary Loan is exchangeable for ordinary shares of UPC. Liberty also owns approximately $250 million principal amount of Notes, and a participation in a UPC bank loan of approximately $85.25 million. An officer and director of Liberty is a director of United. An officer of Liberty is a member of UPC's supervisory board.

         The UGC Transaction is subject to various closing conditions. The Offer is not conditioned on the consummation of the UGC Transaction. Neither United nor UPC is participating in, or has any responsibility for, the Offer.

         Purchaser is making the Offer because it believes that (i) the consummation of the Offer will enhance the value of Liberty's investment in UPC;
(ii) the purchase of Notes in the Offer within the range of purchase prices contemplated by the Offer is attractive; and (iii) the acquisition of the Notes in an amount meeting the Minimum Tender Condition will enable Liberty to enhance its rights and influence in respect of any decisions regarding any future reorganization of UPC.

3. CERTAIN INFORMATION ABOUT UPC, PURCHASER AND LIBERTY

         UPC. UPC is not participating in and has no responsibility for the Offer. Except as otherwise set forth herein, the information concerning UPC contained in this Offer to Purchase has been taken from or is based upon publicly available documents and records on file with the Commission and other public sources. Neither Purchaser, the Information Agent, nor the Dealer Manager assumes any responsibility for the accuracy or completeness of the information concerning UPC contained in such documents and records or for any failure by UPC to disclose events or information which may have occurred or may affect the significance or accuracy of any such information since the date of its public release. For information on where you can find more information concerning UPC, see "Available Information."

         UPC is a company organized under the laws of The Netherlands, and its principal executive offices are located at Boeing Avenue 53 P.O. Box 74763 1070 BT Amsterdam, The Netherlands, telephone number (31) 20-778-9840. The following description of UPC's business has been taken from the Form 10-K filed by UPC with the Commission on April 2, 2001:

         "We own and operate broadband communications networks or services in 17 countries in Europe and in Israel. Our operations are organized into three principal divisions. UPC Distribution, which comprises our local operating systems, delivers video and, in many of our Western European systems, telephone and internet services ("the triple-play") to our residential customers. UPC Media comprises our internet access business and converging internet content and programming businesses, which provide their products and services to us, as well as third parties. The PRIORITY TELECOM brand is used for our residential, wireless local loop ("WLL") and competitive local exchange carrier ("CLEC") businesses. We are in the process of spinning-off PRIORITY TELECOM CLEC as the provider of telephone and data network solutions to the business market. PRIORITY TELECOM CLEC ("PRIORITY TELECOM") is our third division. Our subscriber base is the largest of any group of broadband communications networks operated across Europe. Our goal is to enhance our position as a leading pan-European distributor of video programming services and to become a leading pan-European provider of telephone, internet and enhanced video services, offering a one-stop shopping solution for residential and business communication needs. We plan to reach this goal by increasing the penetration of our new services, such as digital video, telephone and internet, primarily within our existing customer base."

         UPC is majority owned by United.

         PURCHASER AND LIBERTY. Purchaser is a wholly-owned subsidiary of Liberty. It was formed solely for the purpose of making the Offer, and, as of the date hereof, it had conducted no operations other than those incident to its formation and the making of this Offer. The funds required for Purchaser to consummate the Offer will be contributed to Purchaser by Liberty from its available cash.

         Liberty owns interests in a broad range of video programming, communications and Internet businesses in the United States, Europe, South America and Asia. For information on where you can find more information concerning Liberty, see "Available Information" and "Incorporation by Reference."

         The principal executive offices of Purchaser and Liberty are located at 12300 Liberty Boulevard, Englewood, Colorado 80112.

4. CERTAIN SIGNIFICANT CONSIDERATIONS

         THE FOLLOWING CONSIDERATIONS, IN ADDITION TO THE OTHER INFORMATION DESCRIBED ELSEWHERE HEREIN OR INCORPORATED BY REFERENCE HEREIN, SHOULD BE CAREFULLY CONSIDERED BY EACH HOLDER OF NOTES BEFORE DECIDING WHETHER TO TENDER NOTES PURSUANT TO THE OFFER.

         LIMITED TRADING MARKET. The Notes are listed on the Luxembourg Stock Exchange. Purchaser is not aware of any listing of the Notes on any other national or regional securities exchange. To the knowledge of Purchaser, the Notes are traded infrequently in transactions arranged through brokers, and reliable market quotations for the Notes are not available. To the extent that Notes are tendered and accepted for purchase pursuant to the Offer, the trading market for Notes that remain publicly held is likely to be even more limited. To the extent a market continues to exist for such Notes, the Notes may trade at a discount compared to present trading prices depending on prevailing interest rates, the market for debt instruments with similar credit features, the performance of UPC and its subsidiaries and other factors. The extent of the market for the Notes and the availability of market quotations will depend upon the number of holders of the Notes remaining at such time, the interest in maintaining a market in the Notes on the part of securities firms and other factors. There is no assurance that an active market in the Notes will exist and no assurance as to the prices at which the Notes may trade after the consummation of the Offer.

         EFFECTS OF THE OFFER ON THE MARKET FOR NOTES. A debt security with a smaller principal amount available for trading (a smaller "float") may command a lower price than would a comparable debt security with a larger float. Therefore, the market price for Notes that are not tendered and accepted for purchase pursuant to the Offer may be affected adversely to the extent that the principal amount (or principal amount at maturity, as applicable) of Notes purchased pursuant to the Offer will be taken out of the public market and held by Purchaser, thereby reducing the float. A reduced float may also increase the volatility of the trading prices of the Notes that are not purchased in the Offer.

         CONDITIONS TO THE CONSUMMATION OF THE OFFER AND RELATED RISKS. Each of these conditions is described in more detail in Item 9, "Conditions to the Offer." There can be no assurance that such conditions will be met or that, in the event the Offer is not consummated, the market value and liquidity of the Notes subject to the Offer will not be materially adversely affected.

         TREATMENT OF NOTES NOT TENDERED IN THE OFFER. Upon consummation of the Offer, the terms and conditions governing the Notes, including the covenants and other protective provisions contained in the respective indentures governing the Notes, will remain unchanged. No amendments to these indentures are being sought. From time to time in the future, Purchaser, Liberty or Liberty's other subsidiaries may acquire Notes that are not tendered in the Offer through open market purchases, privately negotiated transactions, tender offers, exchange offers or otherwise, upon such terms and at such prices as they may determine, which may be more or less than the price to be paid pursuant to the Offer and could be for cash or other consideration. There can be no assurance as to which, if any, of these alternatives (or combinations thereof) Liberty, Purchaser or Liberty's other subsidiaries might choose to pursue in the future.

5. ACCEPTANCE OF NOTES FOR PAYMENT; ACCRUAL OF INTEREST

         ACCEPTANCE OF NOTES FOR PAYMENT. Upon the terms and subject to the conditions of the Offer (including if the Offer is extended or amended, the terms and conditions of any such extension or amendment) and applicable law, Purchaser will accept for payment, and thereby purchase, all Notes validly tendered (and not withdrawn) at or below the Purchase Price pursuant to the Offer, on or prior to the Expiration Date, subject to proration.

         In the event that the amount of any series of Notes validly tendered (and not withdrawn) on or prior to the Expiration Date at or below the Purchase Price exceeds the Offer Amount for that series then, subject to the terms and conditions of the Offer, Purchaser will accept for payment such Notes of that Series as follows. First, Purchaser will accept for payment all such Notes of that series validly tendered (and not withdrawn) at prices below the Purchase Price. Next, Purchaser will accept for payment such Notes of that series that are validly tendered (and not withdrawn) at the Purchase Price on a pro rata basis from among such tendered Notes of that series. In all cases, Purchaser will make appropriate adjustments to avoid purchases of Notes in a principal amount (or principal amount at maturity, as applicable) other than an integral multiple of $1,000 (or E1,000 in the case of the Euro Notes).

         Purchaser will be deemed to have accepted for payment pursuant to the Offer and thereby have purchased, validly tendered Notes that are subject to the Offer, if, as and when Purchaser gives oral or written notice to the Depositary of Purchaser's acceptance of such Notes for purchase pursuant to the Offer. In all cases, payment for Notes purchased pursuant to the Offer will be made by deposit of the Purchase Price for the tendered Notes with the Depositary, which will act as agent for tendering holders for the purpose of receiving payments from Purchaser and transmitting such payments to such holders.

         Purchaser expressly reserves the right, in its sole discretion and subject to Rule 14e-1(c) under the Exchange Act, to delay acceptance for payment of, or payment for, Notes in order to comply, in whole or in part, with any applicable law. See Item 9, "Conditions to the Offer." In all cases, payment by the Depositary to holders of consideration for Notes accepted for purchase pursuant to the Offer will be made only after timely receipt by the Depositary of (a) timely confirmation of a book-entry transfer of such Notes into the Depositary's account at DTC pursuant to the procedures set forth under Item 6, "Procedures for Tendering Notes," (b) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and (c) any other documents required by the Letter of Transmittal.

         If the Offer is terminated or withdrawn, or the Notes subject to the Offer are not accepted for payment, no consideration will be paid or payable to holders of those Notes. If any tendered Notes are not purchased pursuant to the Offer for any reason, Notes tendered by book-entry transfer, will be credited to the account maintained at DTC from which those Notes were delivered promptly following the Expiration Date or termination of the Offer.

         Purchaser reserves the right to transfer or assign, in whole at any time or in part from time to time, to one or more of its affiliates, the right to purchase Notes tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer or prejudice the rights of tendering holders to receive consideration pursuant to the Offer.

         Tendering holders will not be obligated to pay brokerage fees or commissions or, except as set forth in the Letter of Transmittal, transfer taxes on the purchase of Notes by Purchaser pursuant to the Offer. Purchaser will pay all fees and expenses of the Dealer Manager, the Depositary and the Information Agent in connection with the Offer.

         ACCRUAL OF INTEREST. Holders who tender 2007 10-7/8% Senior Notes, 2009 10-7/8% Senior Notes, 2009 11-1/4% Senior Notes, 2010 11-1/4% Senior Notes and/or 11-1/2% Senior Notes that are accepted for payment pursuant to the Offer will receive a cash payment of accrued but unpaid interest on such Notes to, but not including, the date of purchase.

         UNDER NO CIRCUMSTANCES WILL ANY ADDITIONAL INTEREST BE PAYABLE BECAUSE OF ANY DELAY IN THE TRANSMISSION OF FUNDS TO THE HOLDERS OF PURCHASED NOTES OR OTHERWISE.

6. PROCEDURES FOR TENDERING NOTES

         The method of delivery of Notes and the Letter of Transmittal, any required signature guarantees and all other required documents, including delivery through DTC and any acceptance of an Agent's Message (as defined below) transmitted through ATOP, is at the election and risk of the person tendering Notes, delivering the Letter of Transmittal and, except as otherwise provided in the Letter of Transmittal, delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, it is suggested that the holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary on or prior to such date. Notes may be tendered and will be accepted for purchase only in denominations of $1,000 (or E1,000 in the case of the Euro Notes) principal amount (or principal amount at maturity, as applicable) and integral multiples thereof.

         SPECIFICATION OF PURCHASE PRICE. In accordance with the instructions contained in the enclosed Letter of Transmittal, holders desiring to tender their Notes in the Offer must properly indicate (i) the series of Notes being tendered therewith and (ii) either (a) in the section therein captioned "Price at Which Notes are Being Tendered," the price (in multiples of $5 per $1,000 principal amount or principal amount at maturity, as applicable (or E5 per E1,000 principal amount in the case of the Euro Notes)) at which each series of Notes is being tendered, within the range specified above for such series of Notes, or (b) not specify a price, in which case the holder will be deemed to have specified the Minimum Offer Price in respect of such series of Notes being tendered and to accept the Purchase Price determined by Purchaser in accordance with the terms of the Offer. In accordance with the instructions contained in the Letter of Transmittal, a holder may tender different portions of the principal amount of its Notes at different prices; however, a holder may not specify prices for an aggregate principal amount (or principal amount at maturity, as applicable) of Notes in excess of the aggregate principal amount (or principal amount at maturity, as applicable) of Notes held by such holder. The same Notes cannot be tendered at more than one price. To tender Notes properly, only one price within the applicable price range (or no price) must be specified in the appropriate section in the Letter of Transmittal.

         Holders must clearly specify in the Letter of Transmittal the price within the applicable price range at which the applicable series of Notes are being tendered (or, alternatively, not specify a price, in which case the holder will be deemed to have specified the Minimum Offer Price in respect of such series of Notes being tendered and to accept the Purchase Price determined by Purchaser with respect to the terms of the Offer).

         TENDERING WITHOUT SPECIFYING A PRICE. As described above, a holder may tender Notes in the Offer without specifying a tender price in respect of any or all of such Notes. Tenders of Notes made in this manner will be accepted by Purchaser before any other tenders of Notes in the Offer that specify a tender price above the Minimum Offer Price applicable to the Offer are accepted. Holders who have tendered Notes in the Offer without specifying an offer price and whose Notes are accepted will receive the Purchase Price applicable to the Offer, subject to proration.

         TENDER OF NOTES. The tender by a holder of Notes pursuant to the Offer (and subsequent acceptance of such tender by Purchaser) pursuant to one of the procedures set forth below will constitute a binding agreement between such holder and Purchaser with respect to the Offer in accordance with the terms and subject to the conditions set forth herein and in the Letter of Transmittal.

         TENDER OF NOTES HELD THROUGH A CUSTODIAN. Any beneficial owner whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Notes pursuant to the Offer and deliver the Letter of Transmittal should contact such registered holder promptly and instruct such holder to tender Notes and deliver the Letter of Transmittal on such beneficial owner's behalf. Instructions to the Letter of Transmittal are enclosed in the materials provided along with this Offer to Purchase which may be used by a beneficial owner in this process to instruct the registered holder to tender Notes. If such beneficial owner wishes to tender such Notes himself, such beneficial owner must, prior to completing and executing the Letter of Transmittal and delivering such Notes, either make appropriate arrangements to register ownership of the Notes in such beneficial owner's name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.

         TENDER OF NOTES HELD THROUGH DTC. To effectively tender Notes that are held through DTC pursuant to the Offer, DTC participants must electronically transmit their acceptance through ATOP (and thereby tender Notes), for which the transaction will be eligible. Upon receipt of such holder's acceptance through ATOP, DTC will edit and verify the acceptance and send an Agent's Message (as defined herein) to the Depositary for its acceptance. Delivery of tendered Notes must be made to the Depositary pursuant to the book-entry delivery procedures set forth below.

         TENDER OF EURO NOTES. To tender Euro Notes, holders should comply with the procedures established by Euroclear or Clearstream, as applicable, for the Offer.

         BOOK-ENTRY DELIVERY PROCEDURES. The Depositary will establish accounts with respect to the applicable series of Notes at DTC for purposes of the Offer within three business days after the date of this Offer to Purchase. Any financial institution that is a participant in DTC may make book-entry delivery of the Notes by causing DTC to transfer such Notes into the Depositary's account in accordance with DTC's procedures for such transfer.

         Although delivery of Notes may be effected pursuant to the Offer through book-entry transfer into the Depositary's account at DTC, an Agent's Message in connection with a book-entry transfer, and any other required documents, must, in any case, be transmitted to and received by the Depositary at one or more of its addresses set forth on the back cover of this Offer to Purchase on or prior to the Expiration Date in connection with the tender of such Notes. Delivery of documents to DTC does not constitute delivery to the Depositary.

         The confirmation of a book-entry transfer into the Depositary's account at DTC as described above is referred to herein as a "Book-Entry Confirmation." The term "Agent's Message" means a message transmitted by DTC to, and received by, the Depositary and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the Notes and that such participants have received the Letter of Transmittal and agree to be bound by the terms of the Letter of Transmittal and Purchaser may enforce such agreement against such participants.

         SIGNATURE GUARANTEES. Signatures on all Letters of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program (a "Medallion Signature Guarantor"), unless the Notes tendered are tendered and delivered (i) by a registered holder of Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) who has not completed any of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on the Letter of Transmittal, or (ii) for the account of a member firm of a registered national securities exchange, a member of the NASD or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if Notes not accepted for payment or not tendered are to be returned to a person other than the registered holder, then the signature on the Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above. See the Instructions to the Letter of Transmittal.

         EFFECT OF THE LETTER OF TRANSMITTAL. Subject to and effective upon the acceptance for purchase of and payment for Notes tendered thereby, by executing and delivering a Letter of Transmittal in the Offer, a tendering holder of Notes
(i) irrevocably sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Notes tendered thereby and (ii) irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of such holder (with full knowledge that the Depositary also acts as agent of Purchaser) with respect to any such tendered Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) transfer ownership of such Notes, on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Notes for transfer on the security register for the Notes and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Notes (except that the Depositary will have the rights to, or control over, funds from Purchaser, except as agent of Purchaser, for the Purchase Price for any Notes tendered pursuant to the Offer that are purchased by Purchaser), all in accordance with the terms of the Offer.

         DETERMINATION OF VALIDITY. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tendered Notes pursuant to any of the procedures described above and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by Purchaser, in its sole discretion, which determination will be final and binding. Purchaser reserves the absolute right to reject any or all tenders of any Notes determined by it not to be in proper form or if the acceptance of or payment for such Notes may, in the opinion of Purchaser's counsel, be unlawful. Purchaser also reserves the absolute right, in its sole discretion, to waive or amend any condition to the Offer that it is legally permitted to waive or amend and waive any defect or irregularity in any tender with respect to Notes of any particular holder, whether or not similar defects or irregularities are waived in the case of other holders.

         Purchaser's interpretation of the terms and conditions of the Offer (including the Letter of Transmittal and the instructions thereto) will be final and binding.

         COMPLIANCE WITH "SHORT TENDERING" RULE. It is a violation of Rule 14e-4 (promulgated under the Exchange Act), for a person, directly or indirectly, to tender Notes for his own account unless the person so tendering (i) has a net long position equal to or greater than the aggregate principal amount or principal amount at maturity, as applicable, of the Notes being tendered and
(ii) will cause such Notes to be delivered in accordance with the terms of the Offer. Rule 14e-4 provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.

         A tender of Notes in the Offer under any of the procedures described above will constitute a binding agreement between the tendering holder and Purchaser with respect to the Offer upon the terms and subject to the conditions of the Offer, including the tendering holder's acceptance of the terms and conditions of the Offer, as well as the tendering holder's representation and warranty that (i) such holder has a net long position in the Notes being tendered pursuant to the Offer within the meaning of Rule 14e-4 under the Exchange Act and (ii) the tender of such Notes complies with Rule 14e-4.

         No tender will be deemed to have been validly made until all defects or irregularities in such tender have been cured or waived. None of Purchaser, the Dealer Manager, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in any tender of any Notes or notice of withdrawal or will incur any liability for failure to give any such notification.

   PLEASE SEND ALL MATERIALS TO THE DEPOSITARY AND NOT TO THE DEALER MANAGER.

7. WITHDRAWAL OF TENDERS

         A tender of Notes pursuant to the Offer may be withdrawn at any time prior to the Expiration Date, but no consideration shall be payable in respect of Notes so withdrawn.

         If, for any reason whatsoever, acceptance for payment of, or payment for, any Notes tendered pursuant to the Offer is delayed (whether before or after Purchaser's acceptance for payment of Notes) or Purchaser is unable to accept for payment or pay for the Notes tendered pursuant to the Offer, Purchaser may (without prejudice to its rights set forth herein) instruct the Depositary to retain tendered Notes, and such Notes may not be withdrawn (subject to Rule 14e-1(c) under the Exchange Act, which requires that an offeror pay the consideration offered or return the securities deposited by or on behalf of the investor promptly after the termination or withdrawal of a tender offer).

         For a withdrawal of Notes tendered pursuant to the Offer to be effective, a written or facsimile transmission notice of withdrawal or revocation must be received by the Depositary on or prior to the Expiration Date at its address set forth on the back cover of this Offer to Purchase. Any such notice of withdrawal must (i) specify the name of the person who tendered the Notes to be withdrawn, (ii) contain a description of the Notes to be withdrawn and identify the aggregate principal amount represented by such Notes and (iii) be signed by the holder of such Notes in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered (including any required signature guarantees) or be accompanied by evidence sufficient to the Depositary that the person withdrawing the tender has succeeded to the beneficial ownership of the Notes. If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not effected.

         Any permitted withdrawal of tendered Notes may not be rescinded, and any Notes properly withdrawn will thereafter be deemed not validly tendered; provided, however, that properly withdrawn Notes may be re-tendered, by again following one of the appropriate procedures described in Item 6, "Procedures for Tendering Notes," at any time on or prior to the Expiration Date.

         Any Notes that have been tendered pursuant to the Offer but that are not purchased will be returned to the holder thereof without cost to such holder as soon as practicable following the earlier to occur of the Expiration Date or the date on which the Offer is terminated without any Notes being purchased thereunder.

         All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by Purchaser, in Purchaser's sole discretion (whose determination shall be final and binding). None of Purchaser, the Depositary, the Dealer Manager, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.

8. SOURCE AND AMOUNT OF FUNDS

         The maximum amount of funds required by Purchaser to purchase the Notes pursuant to the Offer is estimated to be approximately $255 million. This amount is calculated using, in the case of the Euro Notes, a currency conversion rate of 0.9150 euros to 1 U.S. dollar, the noon buying rate in New York City as of October 9, 2001. Purchaser will fund its purchase of Notes pursuant to the Offer with cash contributed to it by Liberty.

9. CONDITIONS TO THE OFFER

      Notwithstanding any other term of the Offer, and in addition to (and not in limitation of) Purchaser's rights to extend and amend the Offer at any time, in its reasonable discretion, Purchaser shall not be required to accept for payment or, subject to any applicable rules and regulations of the Commission, including Rule 14e-l(c) under the Exchange Act, pay for, and may delay the acceptance for payment of or, subject to the restriction referred to above, the payment for, any tendered Notes, and may terminate the Offer, if:

      (i) At or prior to the Expiration Date, the Minimum Tender Condition (the receipt by the Depositary of the valid and unwithdrawn tender of Notes representing at least 30% of the sum of the (x) aggregate principal amount of all outstanding Current Pay Notes plus (y) the aggregate accreted value of all outstanding Discount Notes) has not been satisfied. For the purposes of determining the satisfaction of the Minimum Tender Condition, the aggregate principal amount outstanding of each series of Discount Notes will be calculated based on the accreted value of such Discount Note as of the Expiration Date, and euro amounts with respect to the Euro Notes will be converted into U.S. dollars based on the noon buying rate in New York City on the Expiration Date as announced by the Federal Reserve Bank of New York.

      (ii) Before such time as any Notes have been accepted for payment pursuant to the Offer, any of the following events or conditions exist or shall occur and remain in effect or shall be determined by Purchaser in its reasonable judgment to exist or have occurred:

            (1) there shall have been threatened, instituted or be pending before any court, agency, authority or other tribunal any action, suit or proceeding by any government or governmental, regulatory or administrative agency or authority or by any other person, domestic or foreign, or any judgment, order or injunction entered, enforced or deemed applicable by any such court, authority, agency or tribunal, which (i) challenges or seeks to make illegal, or to delay or otherwise directly or indirectly to restrain, prohibit or otherwise affect the making of the Offer, the acquisition of Notes pursuant to the Offer or is otherwise related in any manner to, or otherwise affects, the Offer, or (ii) could, in the reasonable judgment of Purchaser, materially affect the business, condition (financial or other), assets, income, operations or prospects of UPC and its subsidiaries or Liberty and its subsidiaries, or otherwise materially impair in any way the contemplated future conduct of the business of UPC and its subsidiaries or Liberty and its subsidiaries, in either case taken as a whole, or materially impair the Offer's contemplated benefits to Purchaser or Liberty;

            (2) there shall have been any action threatened or taken, or any approval withheld, or any statute, rule or regulation invoked, proposed, sought, promulgated, enacted, entered, amended, enforced or deemed to be applicable to the Offer, UPC, Liberty or Purchaser or any of Liberty's other subsidiaries, by any government or governmental, regulatory or administrative authority or agency or tribunal, domestic or foreign, which, in the reasonable judgment of Purchaser, would or might directly or indirectly result in any of the consequences referred to in clause (i) or (ii) of paragraph (1) above;

            (3) Purchaser shall have determined in its reasonable judgment that the acceptance for payment of, or payment for, some or all of the Notes would violate, conflict with or constitute a breach of any order, statute, law, rule, regulation, executive order, decree, or judgment of any court to which Purchaser or Liberty may be bound or subject;

            (4) at any time on or after October 9, 2001, any change (or any condition, event or development involving a prospective change) shall have occurred or been threatened in the business, properties, assets, liabilities, capitalization, shareholders' equity, condition (financial or otherwise), operations, licenses, franchises, permits, permit applications, results of operations or prospects of UPC and its subsidiaries or Liberty and its subsidiaries, which, in the reasonable judgment of Purchaser, is or may be materially adverse, or Purchaser shall have become aware of any fact which, in the reasonable judgment of Purchaser, has or may have material adverse significance with respect to, either the business of UPC or Liberty or the value of the Notes to Purchaser;

            (5) at any time on or after October 9, 2001, there shall have occurred (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or market in the United States or any member of the European Union for a period in excess of three hours, (ii) a declaration of a banking moratorium or any suspension of payments in respect of banks by federal or state authorities in the United States or by any national or supra-national authority in Europe, (iii) any limitation (whether or not mandatory) by any governmental authority or agency on, or other event which, in the reasonable judgment of Purchaser, might materially adversely affect the extension of credit by banks or other lending institutions, (iv) commencement or declaration of a war, armed hostilities or other national or international calamity directly or indirectly involving the United States or Europe or any country in which UPC or any of its subsidiaries conducts its business, (v) a material change in United States or any other currency exchange rates or a suspension of, or limitation on, the markets for euros or U.S. dollars, (vi) any decline in either the Dow Jones Industrial Average or the Standard & Poor's Index of 500 Industrial Companies or any comparable index on a European stock exchange by an amount in excess of 15% measured from the close of business on October 8, 2001,
                  (vii) a significant adverse change in the market price of any series of Notes or Liberty common stock or in the securities or financial markets, (viii) a material impairment in the trading market for debt securities, or (ix) in the case of any of the foregoing existing at the opening of business on October 9, 2001, a material acceleration or worsening thereof;

            (6) at any time on or after October 9, 2001, UPC or any of its subsidiaries or affiliates shall have, or Purchaser shall have learned that UPC or any of its subsidiaries or affiliates has, other than in a transaction publicly approved by Liberty or Purchaser, (i) authorized, recommended, proposed or entered into an agreement with respect to any merger, consolidation, recapitalization, liquidation, dissolution, business combination, acquisition of assets, disposition of assets, release or relinquishment of any material contractual or other right of UPC or any of its subsidiaries or any comparable event not in the ordinary course of business, or (ii) authorized, recommended, proposed or entered into, or announced its intention to authorize, recommend, propose or enter into, any agreement or arrangement with any person or group that, in Purchaser's reasonable opinion, could adversely affect either the value of UPC or any of its subsidiaries, or the value of the Notes to Purchaser;

            (7) at any time on or after October 9, 2001, there shall have been made or publicly proposed to be made a tender or exchange offer for any outstanding securities of UPC (other than the Offer) by any other person (including UPC or any of its subsidiaries or affiliates), or it shall have been publicly disclosed or Purchaser shall otherwise have learned that (i) any person, entity (including UPC or any of its subsidiaries) or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) has acquired or proposed to acquire beneficial ownership of more than 10% of any class or series of capital stock of UPC, through the acquisition of stock, the formation of a group or otherwise, or has been granted any right, option or warrant, conditional or otherwise, to acquire beneficial ownership of more than 10% of any class or series of capital stock of UPC other than acquisitions for bona fide arbitrage purposes only and except as disclosed in a Schedule 13D or
                  Schedule 13G on file with the Commission on the date of this Offer to Purchase, (ii) any person, entity or group which before the date of this Offer to Purchase had filed such a Schedule with the Commission has acquired or proposes to acquire, through the acquisition of stock, the formation of a group or otherwise, beneficial ownership of an additional 1% or more of any class or series of capital stock of UPC, or has been granted any right, option or warrant, conditional or otherwise, to acquire beneficial ownership of an additional 1% or more of any class or series of capital stock of UPC, (iii) any person or group has entered into a definitive agreement or an agreement in principle or made or makes a proposal with respect to a tender offer or exchange offer or a merger, consolidation or other business combination with or involving UPC, or (iv) any person files a Notification and Report Form under the HSR Act or corresponding statutes or regulations applicable to UPC under any other jurisdiction or has made or makes a public announcement reflecting an intent to acquire UPC or any assets or securities of UPC;

            (8) (i) there shall have been any impairment or adverse affect on any material contractual right of UPC or any of its subsidiaries or affiliates or any default or event of default under (or any circumstance or condition exists or would reasonably be expected to occur that would give any person a right to declare a default under), or any acceleration or demand for early payment of, $10 million (or the equivalent in any non-U.S. currency) or more of indebtedness of UPC or any of its subsidiaries, in any case, with or without notice or the lapse of time or both, including as a result of the transactions contemplated by the Offer, or (ii) any covenant, term or condition in any of UPC's or any of its subsidiaries' instruments or agreements shall be materially adverse to the value of the Notes in the hands of Purchaser (including, but not limited to, any event of default that may ensue as a result of the consummation of the Offer);

            (9) Purchaser shall not have obtained all waivers, consents, extensions, approvals, actions or non-actions from any governmental authority or agency which is necessary to consummate the Offer;

            (10) any approval, permit, authorization, consent or other action of any domestic or foreign governmental, administrative or regulatory agency, authority, tribunal or third party shall not have been obtained on terms satisfactory to Purchaser, which, in the reasonable judgment of Purchaser in any such case, and regardless of the circumstances (including any action or inaction by Purchaser or any of its affiliates) giving rise to any such condition, makes it inadvisable to proceed with the Offer and/or with such acceptance for payment or payment;

            (11) UPC or any of its subsidiaries have commenced a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

            (12) an involuntary case or other proceeding shall be commenced against UPC or any of its subsidiaries seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property; or an order for relief shall be entered against UPC or any of its subsidiaries under the bankruptcy laws as now or hereafter in effect in any jurisdiction.

      The foregoing conditions are for the sole benefit of Purchaser and the failure of any such condition to be satisfied may be asserted by Purchaser regardless of the circumstances, including any action or inaction by Purchaser, giving rise to any such failure and any such failure may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion. If any of the foregoing conditions to the Offer shall not have been satisfied, subject to the termination rights as described above, Purchaser may, with respect to the Offer, (i) return tendered Notes to the holders who tendered them, (ii) extend the Offer and retain all tendered Notes until the expiration of the Offer (in which case, the holders of such tendered Notes will not be entitled to additional withdrawal rights) (see Item 7, "Withdrawal of Tenders"), or (iii) amend the Offer in any respect by giving written notice of such amendment to the Depositary. Purchaser also reserves the right at any time to waive satisfaction of any or all of the conditions to the Offer. The failure of Purchaser at any time to exercise any of the foregoing rights will not be deemed a waiver of any other right and each right will be deemed an ongoing right which may be asserted at any time and from time to time.

10. Certain U.S. Federal Income Tax Considerations

      The following is a general summary of certain material U.S. federal income tax consequences to U.S. Holders of Notes upon the tender of Notes to Purchaser pursuant to the Offer. A "U.S. Holder" is a holder that is a U.S. domestic corporation, a U.S. citizen or resident, or any other person or entity subject to U.S. federal income tax on a net basis in respect of the Notes. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, administrative rulings and court decisions, all as in effect as of the date hereof and all of which are subject to differing interpretations and/or change at any time (possibly with retroactive effect). This summary is not a complete description of all the consequences of a tender pursuant to the Offer and, in particular, may not address U.S. federal income tax considerations applicable to U.S. Holders of Notes subject to special treatment under U.S. federal income tax law (including, for example, financial institutions, dealers in securities or currencies, traders that mark to market, holders who hold their Notes as part of a hedge, straddle or conversion transactions, insurance companies, tax-exempt entities or holders who do not hold the Notes as "capital assets" within the meaning of Section 1221 of the Code (generally, property held for investment)). In addition, this summary does not discuss any aspect of state, local or foreign tax law that may be applicable to any U.S. Holder of Notes, any U.S. federal tax considerations other than U.S. federal income tax considerations, or U.S. federal income tax considerations that may be applicable to any holder other than a U.S. Holder.

      The receipt of cash for Notes pursuant to the Offer will be a taxable transaction for U.S. federal income tax purposes. The tax consequences of such receipt may vary depending upon, among other things, the particular circumstances of the holder. In general, a U.S. Holder who receives cash for Notes pursuant to the Offer will recognize gain or loss, if any, for U.S. federal income tax purposes equal to the difference between the amount realized in exchange for the Notes tendered (less any amounts attributable to accrued interest, which will be treated as such), and such holder's adjusted tax basis in such Notes. A U.S. Holder's adjusted tax basis for a Note is generally the price such holder paid for the Note, increased by the original issue discount and market discount, if any, previously included in such holder's income and reduced (but not below zero) by any amortized premium. Except as provided below, any gain or loss recognized on a tender of a Note will generally give rise to capital gain or loss if the Note is held as a capital asset and will be long-term capital gain or loss if the U.S. Holder's holding period in the Note for U.S. federal income tax purposes is more than one year. A U.S. Holder who has acquired a Note with market discount will generally be required to treat a portion of any gain on a tender of the Note as ordinary income to the extent of the market discount accrued to the date of the disposition, less any accrued market discount income previously reported as ordinary income.

      In the case of a U.S. Holder of a Euro Note, gain or loss recognized by the U.S. Holder on the disposition of the Euro Note that would otherwise be treated as capital gain or loss generally will be treated as ordinary income or loss to the extent that the gain or loss is attributable to changes in exchange rates during the period in which the Holder held such Note. The U.S. Holder's basis in a Euro Note generally is the U.S. dollar value of the euro purchase price of the Note on the date of purchase, adjusted to take into account any accruals of original issue discount, market discount and premium. The amount realized on disposition of a Euro Note generally will be the U.S. dollar value of the euros received calculated at the exchange rate in effect on the date payment is received. A U.S. Holder may recognize ordinary gain or loss on the receipt of euros attributable to interest, original issue discount, or market discount previously included in the holder's taxable income, depending on the U.S. Holder's method of accounting and the availability of certain elections. U.S. Holders of Euro Notes are urged to consult their tax advisors as to the treatment of gain or loss attributable to changes in exchange rates.

Information Reporting and Backup Withholding

      The cash paid pursuant to the Offer to a U.S. Holder generally may be subject to the information reporting requirements of the Code and may be subject to backup withholding unless the holder (i) establishes that it is a corporation or other exempt holder or (ii) provides an accurate taxpayer identification number on a properly completed Internal Revenue Service Form W-9 and certifies that no loss of exemption from backup withholding has occurred. The amount of any backup withholding from a payment to a holder will be allowed as a credit against the U.S. Holder's United States federal income tax liability and may entitle such holder to a refund, provided that certain required information is furnished to the Internal Revenue Service.

      THE FOREGOING DISCUSSION IS NOT INTENDED TO BE A COMPLETE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS OR ANY OTHER CONSIDERATIONS OF THE SALE OF NOTES PURSUANT TO THE OFFER. THUS, HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE OFFER TO THEM, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY AND THE EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER APPLICABLE TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGES IN THE TAX LAWS.

11. THE DEALER MANAGER, DEPOSITARY AND INFORMATION AGENT

      DEALER MANAGER. Salomon Smith Barney has been retained as Dealer Manager in connection with the Offer. In its capacity as Dealer Manager, Salomon Smith Barney may contact holders regarding the Offer and may request brokers, dealers and other nominees to forward this Offer to Purchase and related materials to beneficial owners of the Notes.

      Pursuant to the Dealer Manager Agreement, Liberty has agreed to pay the Dealer Manager a fee for its services as a Dealer Manager in connection with the Offer. In addition, Liberty will reimburse the Dealer Manager for its reasonable out-of-pocket expenses, including the reasonable fees and expenses of its legal counsel. Liberty has agreed to indemnify the Dealer Manager against certain liabilities under federal or state law or otherwise caused by, relating to or arising out of the Offer or its engagement as Dealer Manager.

      From time to time Salomon Smith Barney may trade securities of UPC for its own account or for the accounts of its customers and, accordingly, may hold long or short positions in the Notes at any time.

      From time to time, Salomon Smith Barney has provided investment banking and other services for Liberty and UPC for customary compensation.

      THE DEPOSITARY AND THE INFORMATION AGENT. Purchaser has retained Mellon Investor Services LLC to act as the Depositary and the Information Agent in connection with the Offer. All deliveries, correspondence and questions sent or presented to the Depositary or the Information Agent relating to the Offer should be directed to the addresses or telephone numbers set forth on the back cover of this Offer to Purchase.

      Purchaser will pay the Depositary and the Information Agent reasonable and customary compensation for their services in connection with the Offer, plus reimbursement for out-of-pocket expenses. Purchaser will indemnify the Depositary and the Information Agent against certain liabilities and expenses in connection therewith, including liabilities under the Federal securities laws.

      Requests for information or additional copies of this Offer to Purchase and the Letter of Transmittal should be directed to the Information Agent or the Dealer Manager.

12. SOLICITATION

      Directors, managers, officers and regular employees of either Purchaser or Liberty and their affiliates (who will not be specifically compensated for such services), the Information Agent and the Dealer Manager may contact holders by mail, telephone, telex or telegraph regarding the Offer and may request brokers, dealers and other nominees to forward this Offer to Purchase and related materials to beneficial owners of Notes.

13. FEES AND EXPENSES

      Tendering holders of Notes will not be obligated to pay brokers fees or commissions of the Dealer Manager or, except as set forth in the Letter of Transmittal, transfer taxes on the purchase of Notes by Purchaser pursuant to the Offer. Purchaser will pay all fees and expenses of the Dealer Manager, the Depositary and the Information Agent in connection with the Offer.

      Brokers, dealers, commercial banks and trust companies will be reimbursed by Purchaser for customary mailing and handling expenses incurred by them in forwarding material to their customers. Purchaser will not pay any fees or commissions to any broker, dealer or other person (other than the Dealer Manager and the Depositary) in connection with the solicitation of tenders of Notes pursuant to the Offer.

14. MISCELLANEOUS

      Neither Purchaser nor Liberty is aware of any jurisdiction where the making of the Offer is not in compliance with the laws of such jurisdiction. If either of Purchaser or Liberty becomes aware of any jurisdiction where the making of the Offer would not be in compliance with such laws, Purchaser will make a good faith effort to comply with any such laws or seek to have such laws declared inapplicable to the Offer. If, after such good faith effort, Purchaser cannot comply with any such applicable laws, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of Notes residing in such jurisdiction.

      No person has been authorized to give any information or make any representation on behalf of Purchaser that is not contained in this Offer to Purchase or in the Letter of Transmittal, and, if given or made, such information or representation should not be relied upon. UPC IS NOT PARTICIPATING IN AND HAS NO RESPONSIBILITY FOR THE OFFER. NONE OF LIBERTY, PURCHASER, UPC, THE DEPOSITARY, THE DEALER MANAGER, THE INFORMATION AGENT OR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION TO ANY HOLDER AS TO WHETHER TO TENDER SUCH HOLDER'S NOTES. HOLDERS MUST MAKE THEIR OWN DECISIONS AS TO WHETHER TO TENDER THE NOTES.

LIBERTY UPC BONDS, INC.

October 9, 2001

                                     ANNEX I

                           CLEARING REFERENCE NUMBERS

                                                                          COMMON
       SERIES OF NOTES             TYPE       CUSIP          ISIN          CODE
       ---------------             ----       -----          ----          ----
Dollar 10-7/8% Senior Notes       GLOBAL    911300AN1    US911300AN16    011164935
                                   144A     911300AG6    US911300AG64    010373662
                                   REGS     N90168AC4    USN90168AC45    010373620

Euro 10-7/8% Senior Notes         GLOBAL    911300AP6    XS0111648209    011164820
                                   144A     911300AH4    XS0103732714    010373271
                                   REGS        ---       XS0103732045    010373204

Dollar 10-7/8% Senior Notes       GLOBAL    911300AC5    US911300AC50    010612195
                                   144A     911300AA9    US911300AA94    010043875
                                   REGS     N90168AA8    USN90168AA88    010043743

Euro 10-7/8% Senior Notes         GLOBAL       ---       XS0104808257    010480825
                                   144A        ---       XS0100438323    010043832
                                   REGS        ---       XS0100438166    010043816

12-1/2% Senior Discount Notes     GLOBAL    911300AF8    US911300AF81       ---
                                   144A     911300AD3    US911300AD34    010043883
                                   REGS     N90168AB6    USN90168AB61    010043794

Dollar 2009 11-1/4% Senior
Notes                             GLOBAL    911300AQ4    US911300AQ47    011164951
                                   144A     911300AJ0    US911300AJ04    010373697
                                   REGS     N90168AE0    USN90168AE01    010373689

Euro 2009 11-1/4% Senior Notes    GLOBAL    911300AR2    XS0111648464    011164846
                                   144A     911300AK7    XS0103734173    010373417
                                   REGS        ---       XS0103733795    010373379

Dollar 13-3/8% Senior Discount
Notes                             GLOBAL    911300AS0    US911300AS03    011165044
                                   144A     911300AL5    US911300AL59    010373824
                                   REGS     N90168AG5    USN90168AG58    010373751

Euro 13-3/8% Senior Discount
Notes                             GLOBAL    911300AT8    XS0111648977    011164897
                                   144A     911300AM3    XS0103734769    010373476
                                   REGS        ---       XS0103734256    010373425

Dollar 2010 11-1/4% Senior
Notes                             GLOBAL    911300BC4    US911300BC42    011165052
                                   144A     911300BA8    US911300BA85    010689384
                                   REGS     N90168AP5    USN90168AP57    010689279

Euro 2010 11-1/4% Senior Notes    GLOBAL    911300BL4    XS0111652904    011165290
                                   144A        ---       XS0106746976    010674697
                                   REGS        ---       XS0106746893    010674689

11-1/2% Senior Notes              GLOBAL    911300AZ4    US911300AZ46    011165036
                                   144A     911300AX9    US911300AX97    010688922
                                   REGS     N90168AN0    USN90168AN00    010688906

13-3/4% Senior Discount Notes     GLOBAL    911300BF7    US911300BF72    011165087
                                   144A     911300BD2    US911300BD25    010689210
                                   REGS     N90168AQ3    USN90168AQ31    010689180

      Facsimile copies of the Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, Notes and any other required documents should be sent or delivered by each holder or its broker, dealer, commercial bank, trust company or other nominee to the Depositary at its addresses set forth below.

                        The Depositary for the Offer is:

                          MELLON INVESTOR SERVICES LLC

                                  By facsimile:
                        (For Eligible Institutions only):
                                 (201) 296-4293

                                  Confirmation:
                                 (201) 296-4860

By Mail:                     By Overnight Courier:        By Hand:
P.O. Box 3301                85 Challenger Road           120 Broadway--13th Floor
South Hackensack, NJ 07606   Mail Stop-Reorg              New York, NY 10271
                             Ridgefield Park, NJ 07660
                             Attn: Reorganization Dept.

      Any questions or requests for assistance or additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent at its telephone number or address set forth below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

                     The Information Agent for the Offer is:

                          Mellon Investor Services LLC
                            44 Wall Street, 7th Floor
                               New York, NY 10005
                     Banks and Brokers call: (917) 320-6286
                            Toll free: (888) 788-1979

                      The Dealer Manager for the Offer is:

                              SALOMON SMITH BARNEY
                              390 Greenwich Street
                               New York, NY 10013
                      Attention: Liability Management Group
                    Telephone: (212) 723-6106 (call collect)
                           (800) 558-3745 (toll-free)

                              LETTER OF TRANSMITTAL
                                     TO THE
                           OFFER TO PURCHASE FOR CASH
                 UP TO $60,000,000 10-7/8% SENIOR NOTES DUE 2007
                 UP TO E30,000,000 10-7/8% SENIOR NOTES DUE 2007
                UP TO $240,000,000 10-7/8% SENIOR NOTES DUE 2009
                 UP TO E90,000,000 10-7/8% SENIOR NOTES DUE 2009
            UP TO $220,500,000 12-1/2% SENIOR DISCOUNT NOTES DUE 2009
                 UP TO $75,600,000 11-1/4% SENIOR NOTES DUE 2009
                 UP TO E30,300,000 11-1/4% SENIOR NOTES DUE 2009
            UP TO $143,400,000 13-3/8% SENIOR DISCOUNT NOTES DUE 2009
             UP TO E57,300,000 13-3/8% SENIOR DISCOUNT NOTES DUE 2009
                UP TO $180,000,000 11-1/4% SENIOR NOTES DUE 2010
                 UP TO E60,000,000 11-1/4% SENIOR NOTES DUE 2010
                 UP TO $90,000,000 11-1/2% SENIOR NOTES DUE 2010
            UP TO $300,000,000 13-3/4% SENIOR DISCOUNT NOTES DUE 2010

                                       OF

                      UNITED PAN-EUROPE COMMUNICATIONS N.V.
                                       BY

                             LIBERTY UPC BONDS, INC.
                            A WHOLLY-OWNED SUBSIDIARY

                                       OF

                            LIBERTY MEDIA CORPORATION

   in each case, at a price designated by the holders thereof and within the purchase price ranges set forth below

THE OFFER (AS DEFINED HEREIN) WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON NOVEMBER 6, 2001, UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                        The Depositary for the Offer is:
                          MELLON INVESTOR SERVICES LLC
                                  By facsimile:
                        (For Eligible Institutions only)
                                 (201) 296-4293
                                  Confirmation:
                                 (201) 296-4860

      By Mail:                   By Overnight Courier:                By Hand:
    P.O. Box 3301                 85 Challenger Road          120 Broadway -- 13th Floor
South Hackensack, NJ 07606        Mail Stop -- Reorg              New York, NY  10271
                               Ridgefield Park, NJ  07660
                               Attn:  Reorganization Dept.

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

                              --------------------

      The instructions contained herein and in the Offer to Purchase (as defined herein) should be read carefully before this Letter of Transmittal is completed.

      List in the box entitled "Description of Notes" on page 3 hereof the series of Notes, principal amounts of Notes being tendered and the tender price for:

      - up to $60,000,000 aggregate principal amount of outstanding U.S. dollar-denominated 10-7/8% Senior Notes due 2007 (the "Dollar 2007 10-7/8% Senior Notes") at a price not less than $110 nor greater than $190 per $1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

      - up to E30,000,000 aggregate principal amount of outstanding euro-denominated 10-7/8% Senior Notes due 2007 (the "Euro 2007 10-7/8% Senior Notes," and together with the Dollar 2007 10-7/8% Senior Notes, the "2007 10-7/8% Senior Notes") at a price not less than E100 nor greater than E170 per E1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

      - up to $240,000,000 aggregate principal amount of outstanding U.S. dollar-denominated 10-7/8% Senior Notes due 2009 (the "Dollar 2009 10-7/8% Senior Notes") at a price not less than $110 nor greater than $190 per $1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

      - up to E90,000,000 aggregate principal amount of outstanding euro-denominated 10-7/8% Senior Notes due 2009 (the "Euro 2009 10-7/8% Senior Notes," and together with the Dollar 2009 10-7/8% Senior Notes, the "2009 10-7/8% Senior Notes") at a price not less than E100 nor greater than E170 per E1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

      - up to $220,500,000 aggregate principal amount at maturity of outstanding 12-1/2% Senior Discount Notes due 2009 (the "12-1/2% Senior Discount Notes") at a price not less than $60 nor greater than $140 per $1,000 principal amount at maturity;

      - up to $75,600,000 aggregate principal amount of outstanding U.S. dollar-denominated 11-1/4% Senior Notes due 2009 (the "Dollar 2009 11-1/4% Senior Notes") at a price not less than $110 nor greater than $190 per $1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

      - up to E30,300,000 aggregate principal amount of outstanding euro-denominated 11-1/4% Senior Notes due 2009 (the "Euro 2009 11-1/4% Senior Notes," and together with the Dollar 2009 11-1/4% Senior Notes, the "2009 11-1/4% Senior Notes") at a price not less than E100 nor greater than E170 per E1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

      - up to $143,400,000 aggregate principal amount at maturity of outstanding U.S. dollar-denominated 13-3/8% Senior Discount Notes due 2009 (the "Dollar 13-3/8% Senior Discount Notes") at a price not less than $60 nor greater than $140 per $1,000 principal amount at maturity;

      - up to E57,300,000 aggregate principal amount at maturity of outstanding euro-denominated 13-3/8% Senior Discount Notes due 2009 (the "Euro 13-3/8% Senior Discount Notes," and together with the Dollar 13-3/8% Senior Discount Notes, the "13-3/8% Senior Discount Notes") at a price not less than E60 nor greater than E130 per E1,000 principal amount at maturity;

      - up to $180,000,000 aggregate principal amount of outstanding U.S. dollar-denominated 11-1/4% Senior Notes due 2010 (the "Dollar 2010 11-1/4% Senior Notes") at a price not less than $110 nor greater than $190 per $1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

      - up to E60,000,000 aggregate principal amount of outstanding euro-denominated 11-1/4% Senior Notes due 2010 (the "Euro 2010 11-1/4% Senior Notes," and together with the Dollar 2010 11-1/4% Senior

         Notes, the "2010 11-1/4% Senior Notes") at a price not less than E100 nor greater than E170 per E1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

      - up to $90,000,000 aggregate principal amount of outstanding 11-1/2% Senior Notes due 2010 (the "11-1/2% Senior Notes") at a price not less than $110 nor greater than $190 per $1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase; and

      - up to $300,000,000 aggregate principal amount at maturity of outstanding 13-3/4% Senior Discount Notes due 2010 (the "13-3/4% Senior Discount Notes") at a price not less than $60 nor greater than $140 per $1,000 principal amount at maturity.

The 12-1/2% Senior Discount Notes, 13-3/8% Senior Discount Notes and 13-3/4% Senior Discount Notes are referred to herein collectively as the "Discount Notes." The Euro 2007 10-7/8% Senior Notes, Euro 2009 10-7/8% Senior Notes, Euro 2009 11-1/4% Senior Notes, Euro 13-3/8% Senior Discount Notes and Euro 2010 11-1/4% Senior Notes are referred to herein collectively as the "Euro Notes." The lowest price in each of the price ranges listed above for a series of Notes is referred to as the "Minimum Offer Price" for that series. The CUSIP and other clearing reference number(s) for each series of Notes are listed on Annex I hereto.

      List below the series of Notes to which this Letter of Transmittal relates and either (i) specify the price (in multiples of $5 per $1,000 principal amount (orE5 per E1,000 principal amount in the case of the Euro Notes) or principal amount at maturity, as applicable) at which each series of Notes is being tendered, within the applicable range specified above for such series of Notes, or (ii) do not specify a price, in which case the holder will be deemed to have specified the Minimum Offer Price in respect of such series of Notes being tendered and to accept the Purchase Price determined by Purchaser with respect to the terms of the Offer. If the space provided below is inadequate, list the series of Notes, principal amounts and tender prices of each series of Notes being tendered on a separately executed schedule and affix the schedule to this Letter of Transmittal.

                              DESCRIPTION OF NOTES

  Name(s) and Address(es) of                                                 Principal
   Registered holder(s) or       Series of Notes (please specify one or      Amount of         Principal      Price at Which
 Name of DTC Participant and     more series of Notes you are tendering        Notes        Amount of Notes   Notes are Being
Participant's Series of Notes.     by checking the applicable box(es))      Represented*       Tendered**       Tendered***
------------------------------   ----------------------------------------   -------------   ---------------   ---------------
                                 [ ] Dollar 2007 10-7/8% Senior Notes
                                 [ ] Euro 2007 10-7/8% Senior Notes
                                 [ ] Dollar 2009 10-7/8% Senior Notes
                                 [ ] Euro 2009 10-7/8% Senior Notes
                                 [ ] 12-1/2% Senior Discount Notes
                                 [ ] Dollar 2009 11-1/4% Senior Notes
                                 [ ] Euro 2009 11-1/4% Senior Notes
                                 [ ] Dollar 13-3/8% Senior Discount Notes
                                 [ ] Euro 13-3/8% Senior Discount Notes
                                 [ ] Dollar 2010 11-1/4% Senior Notes
                                 [ ] Euro 2010 11-1/4% Senior Notes
                                 [ ] 11-1/2% Senior Notes
                                 [ ] 13-3/4% Senior Discount Notes

* Aggregate principal amount of Notes of the given series, other than the Discount Notes. Aggregate principal amount at maturity in the case of each series of Discount Notes.

** Aggregate principal amount of Notes of the given series, other than the Discount Notes. Aggregate principal amount at maturity of Notes in the case of each series of Discount Notes. Unless otherwise indicated, it will be assumed that the entire aggregate principal amount or principal amount at maturity, as applicable, represented by the Notes specified above is being tendered.

*** Each tender price must be in multiples of $5 per $1,000 principal amount (or E5 per E1,000 principal amount in the case of the Euro Notes), or principal amount at maturity, as applicable, and within the applicable price range for the series of Notes subject to the Offer. IN THE EVENT NO TENDER PRICE IS SPECIFIED, THE HOLDER WILL BE DEEMED TO HAVE TENDERED THE APPLICABLE SERIES OF NOTES AT THE MINIMUM OFFER PRICE.

      The Notes and the principal amount of Notes represented and that the undersigned wishes to tender should be indicated in the appropriate boxes.

   HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE APPLICABLE PURCHASE PRICE PER $1,000 PRINCIPAL AMOUNT (OR E1,000 PRINCIPAL AMOUNT IN THE CASE OF THE EURO NOTES), OR PRINCIPAL AMOUNT AT MATURITY, AS APPLICABLE, OF NOTES PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR NOTES ON OR PRIOR TO THE EXPIRATION DATE AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                              --------------------------------------------------
Account Number with DTC:
                        --------------------------------------------------------
Transaction Code Number:
                        --------------------------------------------------------

      By the execution hereof, the undersigned acknowledges receipt of the Offer to Purchase, dated October 9, 2001 (the "Offer to Purchase") of Liberty UPC Bonds, Inc. ("Purchaser"), a Delaware corporation and a wholly-owned subsidiary of Liberty Media Corporation, a Delaware corporation ("Liberty"), for the Notes issued by United Pan-Europe Communications N.V. ("UPC"), this Letter of Transmittal and instructions hereto (the "Letter of Transmittal" together with the Offer to Purchase, and any amendments or supplements to the Offer to Purchase and this Letter of Transmittal, the "Offer"). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

      This Letter of Transmittal is to be used by holders to tender Notes by book-entry transfer to the Depositary's account at The Depositary Trust Company ("DTC") pursuant to the procedures set forth in the Offer to Purchase under Item 6, "Procedures for Tendering Notes--Tender of Notes Held Through DTC" and by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Notes. Delivery of documents to DTC does not constitute delivery to the Depositary.

      The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

      The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase and this Letter of Transmittal must be directed to Salomon Smith Barney, the Dealer Manager for the Offer, or Mellon Investor Services LLC, the Information Agent, in each case at the address and telephone number set forth on the back cover page of this Letter of Transmittal. See Instruction 10 below.

      Holders must tender by book-entry transfer to the Depositary's account at DTC by executing the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Offer must transmit their acceptances to DTC, which will verify the acceptances and execute a book-entry delivery to the Depositary's DTC account. DTC will then send an Agent's Message to the Depositary for its acceptance.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to Purchaser the principal amount (or principal amount at maturity, as applicable) of the series of Notes indicated in the box entitled "Description of Notes" on page 3 hereof.

      Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount (or principal amount at maturity, as applicable) of the series of Notes tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to the Notes that are being tendered hereby and waives any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of all of the Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of Purchaser) with respect to such Notes, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, Purchaser, (ii) present such Notes for transfer of ownership on the books of UPC and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes.

      The undersigned understands that tenders of Notes may be withdrawn or revoked by written notice of withdrawal or revocation received by the Depositary at any time prior to the Expiration Date, but the Purchase Price shall not be payable in respect of Notes so withdrawn.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and that when such Notes are accepted for purchase and payment by Purchaser, Purchaser will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

      The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and acceptance thereof by Purchaser will constitute a binding agreement between the undersigned and Purchaser, upon the terms and subject to the conditions of the Offer.

      For purposes of the Offer, the undersigned understands that Purchaser will be deemed to have accepted for payment validly tendered Notes if, as and when Purchaser gives written notice thereof to the Depositary.

      The undersigned understands that Purchaser's obligation to accept for payment, and to pay for, Notes validly tendered pursuant to the Offer is subject to satisfaction of certain conditions set forth in Section 9 of the Offer to Purchase under the caption "Conditions to the Offer." Any Notes not accepted for payment will be credited to the account maintained at DTC from which those Notes were delivered.

      All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

      The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Purchaser or receipt of an Agent's Message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by Purchaser, in its sole discretion, which determination shall be final and binding.

      Please credit the account maintained at DTC with any Notes not tendered or not accepted for purchase.

                                PLEASE SIGN HERE
                    (TO BE COMPLETED BY ALL TENDERING HOLDERS
      REGARDLESS OF WHETHER NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH,
           UNLESS AN AGENT'S MESSAGE IS DELIVERED IN CONNECTION WITH A
                       BOOK-ENTRY TRANSFER OF SUCH NOTES)

      This Letter of Transmittal must be signed by the registered holder(s) of Notes exactly as their name(s) appear(s) on a security position listing as the owner of Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Purchaser of such person's authority to so act. See Instruction 5 below.

X
 -------------------------------------------------------------------------------
X
 -------------------------------------------------------------------------------
               (SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)

Dated:                            , 2001.
      ----------------------------
Name(s):
        --------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity:
         -----------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.:
                            ----------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
              SIGNATURE GUARANTEE (SEE INSTRUCTIONS 1 AND 6 BELOW)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor


--------------------------------------------------------------------------------
         (NAME OF MEDALLION SIGNATURE GUARANTOR GUARANTEEING SIGNATURE)


--------------------------------------------------------------------------------
               (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
                         (INCLUDING AREA CODE) OF FIRM)


--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)


--------------------------------------------------------------------------------
                                 (PRINTED NAME)


--------------------------------------------------------------------------------
                                     (TITLE)

Date:                             , 2001.
     -----------------------------

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

      1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, (a "Medallion Signature Guarantor"), unless the Notes tendered are tendered and delivered (i) by a registered holder of Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) who has not completed any of the boxes entitled "Special Delivery Instructions" on the Letter of Transmittal, or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if Notes not accepted for payment or not tendered are to be returned to a person other than the registered holder, then the signature on this Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Notes with respect to Notes so registered. See Item 6, "Procedures for Tendering Notes," in the Offer to Purchase.

      2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed pursuant to the procedures set forth in the Offer to Purchase under Item 6, "Procedures for Tendering Notes." For a holder to validly tender Notes pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, must be received by the Depositary at its address set forth herein on or prior to the Expiration Date and such Notes must be transferred pursuant to the procedures for book-entry transfer described in the Offer to Purchase under Item 6, "Procedures for Tendering Notes" and a Book-Entry Confirmation must be received by the Depositary, in each case, on or prior to the Expiration Date.

      The method of delivery of this Letter of Transmittal, the Notes and all other required documents, including delivery through the DTC and acceptance of Agent's Message transmitted through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary.

      No alternative, conditional or contingent tenders shall be accepted. All tendering holders, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Notes for payment.

      3. WITHDRAWAL OF TENDERS; AMENDMENT AND EXTENSION. A tender of Notes pursuant to the Offer may be withdrawn at any time prior to the Expiration Date, but no consideration shall be payable in respect of the Notes so withdrawn.

      If, for any reason whatsoever, acceptance for payment of, or payment for, any Notes tendered pursuant to the Offer is delayed (whether before or after Purchaser's acceptance for payment of Notes) or Purchaser is unable to accept for payment or pay for the Notes tendered pursuant to the Offer, Purchaser may (without prejudice to its rights set forth herein) instruct the Depositary to retain tendered Notes, and such Notes may not be withdrawn (subject to Rule 14e-1(c) under the Exchange Act, which requires that an offeror pay the consideration or return the securities deposited by or on behalf of the investor promptly after the termination or withdrawal of a tender offer).

      If Purchaser makes a material change in the terms of the Offer or the information concerning the Offer or waives a material condition of the Offer, Purchaser will disseminate additional materials and extend the Offer to the extent required by law. In addition, Purchaser may, if it deems appropriate, extend the Offer for any other reason. In addition, if the consideration to be paid in the Offer is increased or decreased or the principal amount (or principal amount at maturity, as applicable) of Notes subject to the Offer is increased or decreased, the Offer will remain open at least 10 business days from the date Purchaser first gives notice of such increase or decrease to holders of Notes, by press release or otherwise.

      For a withdrawal of tendered Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Depositary prior to the Expiration Date at its address set forth on the cover of this Letter of Transmittal. Any such notice of withdrawal must (i) specify the name of the person who tendered the Notes to be withdrawn, (ii) contain the description of the Notes to be withdrawn and the aggregate principal amount represented by such Notes, and (iii) be signed by the holder of such Notes in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), or be accompanied by evidence sufficient to the Depositary that the person withdrawing the tender has succeeded to the beneficial ownership of the Notes. If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not effected.

      Any permitted withdrawal of tendered Notes may not be rescinded and any Notes properly withdrawn will thereafter be deemed not validly tendered; provided, however, that properly withdrawn Notes may be re-tendered, by again following one of the appropriate procedures described in Item 6, "Procedures for Tendering Notes" in the Offer to Purchase, at any time on or prior to the Expiration Date.

      Any Notes that have been tendered pursuant to the Offer but that are not purchased will be returned to the holder thereof without cost to such holder as soon as practicable following the earlier to occur of the Expiration Date or the date on which the Offer is terminated without any Notes being purchased thereunder.

      All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by Purchaser, in Purchaser's sole discretion (whose determination shall be final and binding). None of Purchaser, the Depositary, the Dealer Manager, the Information Agent, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.

      4. PARTIAL TENDERS. Tenders of Notes pursuant to the Offer will be accepted only in principal amounts (or principal amounts at maturity, as applicable) equal to $1,000 (or E1,000 in the case of the Euro Notes) or integral multiples thereof. If the entire principal amount (or principal amount at maturity, as applicable) of all Notes tendered is not accepted for purchase, the principal amount not accepted for purchase will be returned by credit to the account at DTC designated herein.

      5. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENT; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature on the Letter of Transmittal must correspond with the name shown on the security position listing the owner of the Notes at DTC.

      If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

      If this Letter of Transmittal is signed by the holder, any principal amount of Notes not tendered or accepted for purchase are to be credited to the account at DTC of the registered holder and the registered holder need not provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the registered holder), the registered holder must transmit a separate properly completed bond power with this Letter of Transmittal (executed exactly as the name(s) of the registered holder(s) appear(s) on a security position), with the signature on the bond power guaranteed by a Medallion Signature Guarantor, unless such bond powers are executed by an Eligible Institution. See Instruction 1.

      If this Letter of Transmittal or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. The proper evidence satisfactory to Purchaser of their authority to so act must be submitted with this Letter of Transmittal.

      When this Letter of Transmittal is signed by the registered holder(s) of the Notes listed and transmitted hereby, no separate instruments of transfer are required unless payment is to be made to a person other than the registered holder(s), in which case the signatures on such instruments of transfer must be guaranteed by a Medallion Signature Guarantor. Signatures on bond powers provided in accordance with this Instruction 5 by registered holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor. See Instruction 1.

      6. BACKUP WITHHOLDING; FORM W-9; FORM W-8. Each tendering holder generally may be subject to the information reporting requirements of the Code and may be subject to backup withholding unless the holder (i) establishes that a corporation or other exempt holder or (ii) provides an accurate taxpayer identification number ("TIN") on a properly completed Internal Revenue Service Form W-9 and certifies that no loss of exemption from backup withholding has occurred. Each tendering holder that is a foreign person, including entities, must submit an appropriate properly completed Internal Revenue Service Form W-8 certifying, under penalties of perjury, to such holder's foreign status in order to establish an exemption from backup withholding.

      7. TRANSFER TAXES. Purchaser will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Offer.

      8. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Notes pursuant to any of the procedures described above will be determined by Purchaser in Purchaser's sole discretion (whose determination shall be final and binding). Purchaser reserves the right to reject any or all tenders of any Notes determined by it not to be in proper form or if the acceptance for payment of, or payment for, such Notes may, in the opinion of Purchaser's counsel, be unlawful. Purchaser also reserves the absolute right, in its sole discretion, to waive any of the conditions of the Offer or to waive any defect or irregularity in any tender with respect to Notes of any particular holder, whether or not similar defects or irregularities are waived in the case of other holders. Purchaser's interpretation of the terms and conditions of the Offer (including the Letter of Transmittal and the Instructions thereto) will be final and binding. Neither Purchaser, the Depositary, the Dealer Manager, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification. If Purchaser waives its right to reject a defective tender of Notes, the holder will be entitled to the Purchase Price.

      9. WAIVER OF CONDITIONS. Purchaser expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Offer in the case of any Notes tendered, in whole or in part, at any time and from time to time.

      10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Notes and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to, and additional information about the Offer may be obtained from, either the Dealer Manager or the Information Agent whose address and telephone number appear on the last page hereto.

      Any questions or requests for assistance or additional copies of this Offer to Purchase or the Letter of Transmittal may be directed to the Information Agent at the telephone numbers and location listed below. You may also contact your broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer.


                     The Information Agent for the Offer is:

                          Mellon Investor Services LLC
                            44 Wall Street, 7th Floor
                            New York, New York 10005
                     Banks and Brokers call: (917) 320-6286
                            Toll free (888) 788-1979

                                     Annex I

                           CLEARING REFERENCE NUMBERS

                                                                          COMMON
       SERIES OF NOTES             TYPE       CUSIP          ISIN          CODE
       ---------------             ----       -----          ----          ----
Dollar 10-7/8% Senior Notes       GLOBAL    911300AN1    US911300AN16    011164935
                                   144A     911300AG6    US911300AG64    010373662
                                   REGS     N90168AC4    USN90168AC45    010373620

Euro 10-7/8% Senior Notes         GLOBAL    911300AP6    XS0111648209    011164820
                                   144A     911300AH4    XS0103732714    010373271
                                   REGS        ---       XS0103732045    010373204

Dollar 10-7/8% Senior Notes       GLOBAL    911300AC5    US911300AC50    010612195
                                   144A     911300AA9    US911300AA94    010043875
                                   REGS     N90168AA8    USN90168AA88    010043743

Euro 10-7/8% Senior Notes         GLOBAL       ---       XS0104808257    010480825
                                   144A        ---       XS0100438323    010043832
                                   REGS        ---       XS0100438166    010043816

12-1/2% Senior Discount Notes     GLOBAL    911300AF8    US911300AF81       ---
                                   144A     911300AD3    US911300AD34    010043883
                                   REGS     N90168AB6    USN90168AB61    010043794

Dollar 2009 11-1/4% Senior
Notes                             GLOBAL    911300AQ4    US911300AQ47    011164951
                                   144A     911300AJ0    US911300AJ04    010373697
                                   REGS     N90168AE0    USN90168AE01    010373689

Euro 2009 11-1/4% Senior Notes    GLOBAL    911300AR2    XS0111648464    011164846
                                   144A     911300AK7    XS0103734173    010373417
                                   REGS        ---       XS0103733795    010373379

Dollar 13-3/8% Senior Discount
Notes                             GLOBAL    911300AS0    US911300AS03    011165044
                                   144A     911300AL5    US911300AL59    010373824
                                   REGS     N90168AG5    USN90168AG58    010373751

Euro 13-3/8% Senior Discount
Notes                             GLOBAL    911300AT8    XS0111648977    011164897
                                   144A     911300AM3    XS0103734769    010373476
                                   REGS        ---       XS0103734256    010373425

Dollar 2010 11-1/4% Senior
Notes                             GLOBAL    911300BC4    US911300BC42    011165052
                                   144A     911300BA8    US911300BA85    010689384
                                   REGS     N90168AP5    USN90168AP57    010689279

Euro 2010 11-1/4% Senior Notes    GLOBAL    911300BL4    XS0111652904    011165290
                                   144A        ---       XS0106746976    010674697
                                   REGS        ---       XS0106746893    010674689

11-1/2% Senior Notes              GLOBAL    911300AZ4    US911300AZ46    011165036
                                   144A     911300AX9    US911300AX97    010688922
                                   REGS     N90168AN0    USN90168AN00    010688906

13-3/4% Senior Discount Notes     GLOBAL    911300BF7    US911300BF72    011165087
                                   144A     911300BD2    US911300BD25    010689210
                                   REGS     N90168AQ3    USN90168AQ31    010689180